UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JER Investors Trust Inc.

(Name of Registrant as Specified In Its Charter)

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As filed with the Commission on April 17, 2007

[logo] JER INVESTORS TRUST INC.

April 17, 2007

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of JER Investors Trust Inc. (the “Annual Meeting”) to be held at The Hilton McLean, 7920 Jones Branch Drive, McLean, Virginia 22102, on May 30, 2007, at 11:00 a.m., Eastern Time. The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.

IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Let me urge you to mark, sign and date your proxy card today and to return it in the envelope provided.

Sincerely,

Joseph E. Robert, Jr.

Chairman of the Board of Directors

For the Board of Directors of JER Investors Trust Inc.

JER INVESTORS TRUST INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 30, 2007

To the Stockholders of JER Investors Trust Inc.:

The annual meeting of stockholders of JER Investors Trust Inc., a Maryland corporation (the “Company”), will be held at The Hilton McLean, 7920 Jones Branch Drive, McLean, Virginia 22102, on May 30, 2007, at 11:00 a.m., Eastern Time (the “Annual Meeting”). The matters to be considered by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:

(i)	the election of seven directors to serve until the 2008 annual meeting of stockholders or until their respective successors are elected and duly qualified;

(ii)	the approval of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2007;

(iii)	a proposal to amend the Company’s Nonqualified Stock Option and Incentive Award Plan;

(iv)	a proposal to adopt the Nonqualified Stock Option and Incentive Award Plan for Manager Only; and

(v)	any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

Stockholders of record at the close of business on April 13, 2007 will be entitled to notice of, and to vote at, the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. A Proxy Statement, proxy card and self-addressed envelope are enclosed. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose. Our stock transfer books will remain open for the transfer of our common stock.

By Order of the Board of Directors,

Daniel T. Ward

Secretary

1650 Tysons Blvd, Suite 1600

McLean, Virginia 22102

April 17, 2007

JER INVESTORS TRUST INC.

1650 Tysons Blvd, Suite 1600, McLean, Virginia 22102

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 30, 2007

This Proxy Statement and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of JER Investors Trust Inc., a Maryland corporation, for use at the annual meeting of stockholders to be held on May 30, 2007, and any adjournments or postponements thereof (the “Annual Meeting”). “We,” “our,” “us,” “the Company” and “JER” each refers to JER Investors Trust Inc.

The mailing address of our executive office is 1650 Tysons Blvd, Suite 1600, McLean, Virginia 22102. This Proxy Statement, the accompanying proxy card and the notice of annual meeting are first being mailed to holders of our common stock, par value $0.01 per share (the “Common Stock”), on or about April 20, 2007.

A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting. At the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this proxy statement or the related proxy card other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matter.

Date, Time and Place for the Annual Meeting

The 2007 Annual Meeting of Stockholders will be held on May 30, 2007 at 11:00 a.m. Eastern Time at The Hilton McLean, 7920 Jones Branch Drive, McLean, Virginia 22102.

Matters to be Considered at the Annual Meeting

At the Annual Meeting, holders of the Company’s Common Stock will vote upon:

(i)	a proposal to elect seven directors to serve until the 2008 annual meeting of stockholders or until their respective successors are elected and duly qualified;

(ii)	a proposal to approve the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2007;

(iii)	a proposal to amend the Company’s Nonqualified Stock Option and Incentive Award Plan;

(iv)	a proposal to adopt the Nonqualified Stock Option and Incentive Award Plan for Manager Only; and

(v)	any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

GENERAL INFORMATION ABOUT VOTING

Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone, telegraph or otherwise. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record on April 13, 2007 and will provide reimbursement for the cost of forwarding the material. In addition, we have engaged The Altman Group to assist in soliciting proxies from brokers, banks and other nominee holders of our Common Stock at a cost of approximately $5,500, plus reasonable out-of-pocket expenses.

Shares Entitled To Vote

As of the close of business on April 13, 2007, there were entitled to vote 25,881,535 shares of our Common Stock. Each share of our Common Stock entitles the holder to one vote. Stockholders of record at the close of business on April 13, 2007 are entitled to vote at the Annual Meeting or any adjournment thereof.

Required Vote

A quorum will be present if the holders of a majority of the outstanding shares entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or, if you hold your shares in your own name as holder of record and you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting or by the vote of a majority of the shares represented at the Annual Meeting until a quorum has been obtained.

For the election of the nominees to our Board of Directors, the affirmative vote of a plurality of all the votes cast on the matter at the Annual Meeting is sufficient to elect the director if a quorum is present. For the approval of Ernst & Young LLP, the affirmative vote of a majority of the shares of our Common Stock cast on the matter at the Annual Meeting is required to approve the matter.

For the approval of the amendment to our Nonqualified Stock Option and Incentive Award Plan and the adoption of the Nonqualified Stock Option and Incentive Award Plan for Manager Only, the affirmative vote of a majority of the votes cast on the matter is required to approve each respective proposal, provided that the total votes cast represents over 50% in interest of all securities entitled to vote on each respective proposal.

If the enclosed proxy is properly executed and returned to us in time to be voted at the Annual Meeting, it will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of Common Stock represented by the proxy will be voted as follows:

(i)	FOR the election of the nominees to our Board of Directors;

(ii)	FOR the approval of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2007;

(iii)	FOR the amendment of the Company’s Nonqualified Stock Option and Incentive Award Plan;

(iv)	FOR the adoption of the Nonqualified Stock Option and Incentive Award Plan for Manager Only; and

(v)	in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.

Abstentions and broker non-votes will have no effect on the outcome of the election of our Board of Directors, the appointment of Ernst & Young LLP or any other matter for which the required vote is a proportion of the votes cast. We will not count shares that abstain from voting on a particular matter or broker non-votes as votes cast on such matter. In the election of directors, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote. With respect to the approval of the amendment to our Nonqualified Stock Option and Incentive Award Plan and the adoption of the Nonqualified Stock Option and Incentive Award Plan for Manager Only, abstentions will have the same effect as votes against each respective proposal and broker non-votes will have the same effect as votes against each respective proposal, unless holders of more than 50% in interest of all securities entitled to vote on each respective proposal cast votes, in which event abstentions and broker non-votes will not have any effect on the result of the vote.

If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

Abstentions and broker non-votes will be counted in determining the presence of a quorum. “Broker non-votes” are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it is precluded by rules of a stock exchange or the NASD from voting on a matter.

Under the rules of the New York Stock Exchange, brokers who hold shares in “street name” may have the authority to vote on certain matters when they do not receive instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote only on the election of directors and the ratification of the independent registered public accounting firm. In determining whether the proposal to ratify the appointment of the independent registered public accounting firm has received the requisite vote, abstentions will be disregarded and will have no effect on the outcome of the vote. A vote “withheld” from a director nominee will have no effect on the outcome of the vote because a plurality of the votes cast at the Annual Meeting is required for the election of each director.

Voting

If you hold your shares of our Common Stock in your own name as a holder of record, you may instruct the proxies to vote your shares by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may vote your shares of our Common Stock in person at the Annual Meeting.

If your shares of our Common Stock are held on your behalf by a broker, bank or other nominee, you will receive instructions from them that you must follow to have your shares voted at the Annual Meeting.

Right to Revoke Proxy

If you hold shares of our Common Stock in your own name as a holder of record, you may revoke your proxy instructions at any time prior to the date and time of the Annual Meeting through any of the following methods:

•	send written notice of revocation, prior to the Annual Meeting, to our Secretary, Mr. Daniel T. Ward, at 1650 Tysons Blvd, Suite 1600, McLean, Virginia 22102;

•	sign, date and mail a new proxy card to our Secretary; or

•	attend the Annual Meeting and vote your shares in person.

If shares of our Common Stock are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy instructions.

Copies of Annual Report to Stockholders

A copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for our latest fiscal year will be mailed to stockholders entitled to vote at the Annual Meeting with these proxy materials and is also available without charge to stockholders upon written request to: JER Investors Trust Inc., 1650 Tysons Blvd, Suite 1600, McLean, Virginia, 22102, Attention: Investor Relations.

Voting Results

American Stock Transfer & Trust Company, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in our Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2007, which we plan to file with the SEC in August 2007.

Confidentiality of Voting

We keep all proxies, ballots and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, American Stock Transfer & Trust Company, to examine these documents.

Recommendations of the Board of Directors.

The Board of Directors recommends a vote:

(i)	FOR the election of the nominees to our Board of Directors;

(ii)	FOR the approval of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2007;

(iii)	FOR the amendment of the Company’s Nonqualified Stock Option and Incentive Award Plan; and

(iv)	FOR the adoption of the Nonqualified Stock Option and Incentive Award Plan for Manager Only.

BOARD OF DIRECTORS

Our Board of Directors consists of seven directors, five of whom are independent directors, as determined by our Board of Directors, consistent with the rules of the New York Stock Exchange, Inc. Upon the expiration of their current terms at the annual meeting of stockholders in 2007, directors will be elected to serve a term of one year. Our by-laws provide that a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number of directors shall never be less than one, which is the minimum number required by the Maryland General Corporation Law, nor more than 15. All officers serve at the discretion of our Board of Directors.

The following table sets forth certain information about our current directors, each of whom is a director nominee:

Name	Age	Position With Us
Joseph E. Robert, Jr.	55	Chairman of the Board of Directors and Chief Executive Officer
Keith W. Belcher	47	Vice Chairman of the Board of Directors and Executive Vice President
Daniel J. Altobello	66	Independent Director(1)
Peter D. Linneman	56	Independent Director
W. Russell Ramsey	47	Independent Director
Frank J. Caufield	67	Independent Director
James V. Kimsey	67	Independent Director

(1)	Serves as our lead independent director.

Information Concerning Directors and the Director Nominees

Set forth below is certain biographical information for our directors, as well as the year each was first elected as one of our directors and the beneficial ownership of shares of our Common Stock as of April 13, 2007. For a description of beneficial ownership, see the “Security Ownership of Management and Certain Beneficial Owners” section, and the footnotes thereto, included in this proxy statement.

Joseph E. Robert, Jr. Chairman of the Board of Directors and Chief Executive Officer since 2004 1,722,790 shares of our Common Stock beneficially owned Age: 55	Joseph E. Robert, Jr. has been our chairman and chief executive officer since 2004, and is the founder, chairman and chief executive officer of J.E. Robert Company. Mr. Robert also serves on our investment committee. He is responsible for establishing the strategic direction of the firm and developing and managing key relationships for deal origination and capital sourcing. Mr. Robert served as vice chairman of the board of the National Realty Committee, was a member of its executive committee and is a founding member of the Real Estate Roundtable. He is chairman of the Washington Scholarship Fund. He serves on the National Board of Advisors of Children’s Scholarship Fund and on the Policy Advisory Board of the Fisher Center of Real Estate and Urban Economics of the University of California. Mr. Robert is a member of the international advisory board of EuroHypo, a German based commercial mortgage bank.

Keith W. Belcher Vice Chairman of the Board of Directors and Executive Vice President since 2004 30,000 shares of our Common Stock beneficially owned Age: 47	Keith W. Belcher is a managing director of J.E. Robert Company, Inc. and our manager, and has been vice chairman of our board of directors and our executive vice president since 2004. Mr. Belcher also serves on our investment committee. Mr. Belcher joined J.E. Robert Company in 1991. Mr. Belcher is responsible for all commercial mortgage backed securities (“CMBS”) acquisitions made by J.E. Robert Company and performs the same function for us. He also oversees the asset management of the underlying assets in CMBS issuances assigned to J.E. Robert Company as special servicer. Previously, Mr. Belcher managed J.E. Robert Company’s asset management contracts with the RTC, which exceeded $3.5 billion in asset value. Mr. Belcher holds a B.B.A. degree in finance and a B.A. degree in economics from Southern Methodist University.

Daniel J. Altobello Director since 2004 6,000 shares of our Common Stock beneficially owned Age: 66	Daniel J. Altobello has been a director since 2004. Since 1991, Mr. Altobello has been chairman of Altobello Family LP. Mr. Altobello also served as chairman of the board of Onex Food Services, Inc., the parent corporation of Caterair International, Inc. and LSG/SKY Chefs from 1995 to 2001. From 1989 to 1995, Mr. Altobello was the chairman, chief executive officer and president of Caterair International Corporation. He currently serves on the board of directors of MESA Air Group, Diamond Rock Hospitality Trust, Media Bay, Inc., World Airways, Inc., and Friedman, Billings, Ramsey Group, Inc. In addition, Mr. Altobello serves on the board for a number of non-public entities, including the Advisory Board of Thayer Capital Partners, and Mercury Air Centers. Mr. Altobello holds a B.A. degree from Georgetown University and an M.B.A. from Loyola College in Maryland.

Peter D. Linneman Director since 2004 6,000 shares of our Common Stock beneficially owned Age: 56	Peter D. Linneman has been a director since 2004. Dr. Linneman is the Albert Sussman Professor of Real Estate, Finance and Public Policy at the Wharton School of Business, the University of Pennsylvania. A member of Wharton’s faculty since 1979, Dr. Linneman served as the founding chairman of Wharton’s real estate department, the director of Wharton’s Zell-Lurie Real Estate Center for 13 years and the founding co-editor of The Wharton Real Estate Review. Dr. Linneman is currently the principal of Linneman Associates. He serves on the board of directors of Equity One, Inc. Dr. Linneman holds a Ph.D. in economics from the University of Chicago.

W. Russell Ramsey Director since 2004 39,300 shares of our Common Stock beneficially owned Age: 47	W. Russell Ramsey has been a director since 2004. He is also the chairman and chief executive officer of Ramsey Asset Management, a hedge fund manager based in the Washington, D.C.-area, which he founded in 2001. Prior to 2001, Mr. Ramsey was president and co-chief executive officer of Friedman, Billings, Ramsey Group, Inc., which he co-founded in 1989. He is currently a member of Friedman, Billings, Ramsey Group’s board of directors, and currently sits on the boards of several private and non-profit companies. He is also on the National Geographic Society’s Council of Advisors, and will become the chairman of George Washington University’s 2006-2007 board of trustees. He received a B.S. in Business Administration from George Washington University.

Frank J. Caufield Director since 2004 139,333 shares of our Common Stock beneficially owned Age: 67	Frank J. Caufield has been a director since 2004. He is a co-founder of Kleiner Perkins Caufield & Byers (KPCB). KPCB is one of the largest and most prominent venture capital firms in the United States. Since 1978, it has invested in over 250 companies that today have revenues of over $150 billion and employ over 300,000 people. Mr. Caufield has served on the board of Quantum Corporation, Caremark, Inc., Megabios, Verifone, Inc., Wyse Technology, Quickturn Corporation, and AOL, Inc., as well as many other private and public companies. He is currently on the board of Time Warner. He also serves as a director of The U.S. Russia Investment Fund, Refugees International, Business Executives for National Security, is a member of the Council on Foreign Relations and serves as Chairman of the Child Abuse Prevention Society of San Francisco. Prior to the formation of KPCB, Mr. Caufield was a general partner and manager of Oak Grove Ventures, a venture capital partnership located in Menlo Park, California. He is a past president of both the Western Association of Venture Capitalists and the National Venture Capital Association. Mr. Caufield is a graduate of the United States Military Academy and holds an M.B.A. from the Harvard Business School.

James V. Kimsey Director since 2004 139,000 shares of our Common Stock beneficially owned Age: 67	James V. Kimsey has been a director since 2004. Mr. Kimsey is the Founding CEO of America Online, Inc. In 1996, he became AOL Chairman Emeritus and turned his energies to new challenges in business, philanthropy and personal diplomacy through the creation of the Kimsey Foundation. He currently holds a presidential appointment to the Kennedy Center Board of Trustees and is chairman of the International Commission on Missing Persons. He is a member of the board of directors of Thayer Capital, the American Film Institute, Innisfree, the JFK Center for Performing Arts, the Washington Scholarship Fund, the International Crisis Group, and the US Russia Investment Fund, as well as civic and charitable organizations. He serves on the Executive Committee of the Washington National Opera and the National Symphony. Mr. Kimsey is a graduate of the United States Military Academy.

Determination of Director Independence

On March 9, 2007, the Board of Directors affirmatively determined that Messrs. Altobello, Linneman, Ramsey, Caufield and Kimsey are “independent” under Section 303A of the New York Stock Exchange listing standards. The NYSE rules require that at least a majority of the directors serving on the Board of Directors must be independent directors and that the Nominating and Corporate Governance Committee, the Compensation Committee and the Audit Committee of the Board of Directors consist entirely of independent directors. For a director to be considered independent, the Board of Directors must determine that the director does not have any direct or indirect material relationship with the Company. In determining director independence, the Board of Directors reviewed, among other things, whether any transactions or relationships exist currently or, since our incorporation existed, between each director and the Company and its subsidiaries, affiliates and equity investors or independent registered public accounting firm. In particular, the Board of Directors reviewed current or recent business transactions or relationships or other personal relationships between each director and the Company, including such director’s immediate family and companies owned or controlled by the director or with which the director was affiliated. The purpose of this review was to determine whether any such transactions or relationships failed to meet any of the objective tests promulgated by the NYSE for determining independence or were otherwise sufficiently material as to be inconsistent with a determination that the director is independent.

In addition, the Board of Directors annually reviews all commercial and charitable relationships of directors.

Whether directors meet these independence tests will be reviewed and will be made public annually prior to their standing for re-election to the Board of Directors. The Board of Directors may determine, in its discretion, that a director is not independent notwithstanding qualification under the categorical standards. The Board of Directors has determined that each of Messrs. Altobello, Linneman, Ramsey, Caufield and Kimsey are independent for purposes of New York Stock Exchange Rule 303A and each such director has no material relationship with the Company.

Statement on Corporate Governance

Overview. We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors (in accordance with the rules of the New York Stock Exchange). Our Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are each composed exclusively of independent directors.

The Board of Directors has adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics that applies to all employees of J.E. Robert Company who provide services to us, and each of our directors and officers, including our principal executive officer and principal financial officer. The purpose of the Code of Business Conduct and Ethics is to promote, among other things, honest and ethical conduct, full, fair, accurate, timely and understandable disclosure in public communications and reports and documents that the Company files with, or submits to, the SEC, compliance with applicable governmental laws, rules and regulations, accountability for adherence to the code and the reporting of violations thereof.

The Company has also adopted a Code of Ethics for Principal Executive Officers and Senior Financial Officers which sets forth specific policies to guide the Company’s senior officers in the performance of their duties. This code supplements the Code of Business Conduct and Ethics described above.

Our internet address is http://www.jer.com. We make available, free of charge through a link on our site, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the SEC as soon as reasonably practicable after such filing. Our site also contains our Code of Business Conduct and Ethics, Code of Ethics for senior officers, Corporate Governance Guidelines, and the charters of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of our Board of Directors. You may also obtain these documents in print by writing the Company at 1650 Tysons Blvd, Suite 1600, McLean, Virginia 22102, Attention: Investor Relations. We have filed our 2006 Domestic Company Section 303A CEO Certification with the NYSE without any qualifications. Our Sarbanes-Oxley Section 302 Certification was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2006.

Board and Committee Meetings

During the year ended December 31, 2006, our Board of Directors held ten meetings. Other than Mr. Frank J. Caufield, no director attended fewer than 75 percent of all meetings of our Board of Directors and the committees on which such director served. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is governed by a written charter adopted by our Board of Directors. During 2006, the Audit Committee met eight times, the Compensation Committee met once and the Nominating and Corporate Governance Committee met once. Although director attendance at our annual meeting each year is encouraged, we do not have an attendance policy. With the exception of Mr. Frank J. Caufield, all of the members of our Board of Directors attended our 2006 annual meeting.

Audit Committee. The members of the Audit Committee are Messrs. Altobello (Chairman), Ramsey and Linneman, each an independent director (in accordance with the rules of the New York Stock Exchange). The Board of Directors has determined that each member of the Audit Committee is financially literate. The Board of Directors has determined that Mr. Altobello qualifies as an “Audit Committee Financial Expert” as defined by the rules of the SEC. Actions taken by the Audit Committee are reported to the Board of Directors, usually at its next meeting.

The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries, including, without limitation, assisting the Board of Directors’ oversight of (a) the integrity of the Company’s financial statements; (b) the Company’s compliance with legal and regulatory requirements; (c) the Company’s independent registered public accounting firm’s qualifications and independence; and (d) the performance of the Company’s independent registered public accounting firm and the Company’s internal audit function. The Audit Committee is responsible for pre-approval of audit and, subject to de minimis exceptions, permitted non-audit services.

Compensation Committee. The members of the Compensation Committee are Messrs. Kimsey (Chairman), Caufield and Altobello, each an independent director (in accordance with the rules of the New York Stock Exchange). It is responsible for overseeing the annual review of the management agreement, as amended, with the Company’s manager, to administer and approve the grant of awards under any incentive compensation plan, including any equity-based plan, of the Company, to make recommendations to the Board of Directors regarding director compensation and to prepare reports to be included in the Company’s public filings as required by the rules of the SEC. In 2006, the Compensation Committee conducted its annual review of the management agreement after which it advised the full Board of Directors that, in its view, there was no contractual basis for the independent directors to recommend a termination of the management agreement and that the management fees earned by the manager are fair.

Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee (the “Nominating/Governance Committee”) are Messrs. Linneman (Chairman), Ramsey and Kimsey, each an independent director (in accordance with the rules of the New York Stock Exchange). The functions of the Nominating/Governance Committee include the following: (a) recommending to the Board of Directors individuals qualified to serve as directors of the Company and on committees of the Board of Directors; (b) advising the Board of Directors with respect to board composition, procedures and committees; (c) advising the Board of Directors with respect to the corporate governance principles applicable to the Company; and (d) overseeing the evaluation of the Board of Directors.

The Nominating/Governance Committee, as required by the Company’s By-Laws, will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating/Governance Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate and may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Non-Management Directors. As required by the NYSE’s Corporate Governance Standards, our non-management directors meet regularly in executive session without any members of management present. Mr. Daniel J. Altobello presides at such regularly scheduled executive sessions of the non-management directors.

Director Nomination Procedures

The Company’s By-Laws provide certain procedures that a stockholder must follow to nominate persons for election to the Board of Directors. Nominations for director at an annual stockholder meeting must be submitted in writing to the Company’s Secretary at JER Investors Trust Inc., 1650 Tysons Blvd, Suite 1600, McLean, Virginia 22102. The Secretary must receive the notice of a stockholder’s intention to introduce a nomination at an annual stockholders meeting (together with certain required information set forth in the Company’s By-Laws) not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from such anniversary date, not earlier than the close of business on the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

The Nominating/Governance Committee will identify potential nominees by asking current directors and executive officers to notify the Committee if they become aware of suitable candidates. The Nominating/Governance Committee also may, from time to time, engage firms that specialize in identifying director candidates. As described above, the Committee will also consider candidates recommended by stockholders.

The Nominating/Governance Committee believes that the qualifications for serving as a director of the Company are possession, taking into account such person’s familiarity with the Company, of such knowledge, experience, skills, expertise, integrity and diversity as would enhance the Board of Directors’ ability to manage and direct the affairs and business of the Company, including, when applicable, the ability of committees of the Board of Directors to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or NYSE listing requirement.

Stockholder and Interested Party Communications with Directors

The Company provides the opportunity for stockholders and other interested parties to communicate with the members of the Board of Directors, the presiding director or with the non-management directors as a group. Stockholders and other interested parties can contact the Board of Directors, the presiding director or the non-management directors as a group to provide comments, to report concerns, or to ask a question, at the following address:

The Board of Directors of JER Investors Trust Inc.

c/o Mr. Daniel Ward, Secretary

1650 Tysons Blvd, Suite 1600

McLean, Virginia 22102

AUDIT COMMITTEE REPORT

Report of the Audit Committee

In accordance with, and to the extent permitted by the rules of the Securities and Exchange Commission (the “SEC”), the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of the Company’s future filings made under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act of 1933, as amended.

We operate under a written charter approved by the Board of Directors, consistent with the corporate governance rules issued by the SEC and the NYSE. Our charter is available on the Company’s website at http://www.jer.com.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate in accordance with generally accepted accounting principles. Management has the primary responsibility for the financial statements and the financial reporting process including the system of internal controls. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed with management the audited financial statements in the annual report to stockholders.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards 61, as modified or supplemented, other standards of the Public Company Accounting Oversight Board (United States), rules of the Securities and Exchange Commission, and other applicable regulations, including the auditor’s judgment as to the quality, not just the acceptability, of the accounting principles, the consistency of their application and the clarity and completeness of the audited financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independent Standards Board Standard No. 1, as modified or supplemented, and has discussed with the independent registered public accounting firm their independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors agreed) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2006 for filing with the SEC. The Audit Committee and the Board of Directors also have recommended, subject to stockholder approval, the selection of the Company’s independent registered public accounting firm for fiscal year 2007.

THE AUDIT COMMITTEE

Daniel J. Altobello

W. Russell Ramsey

Peter D. Linneman

EXECUTIVE OFFICERS

The following table shows the names and ages of our present executive officers and the positions held by each individual. A description of the business experience of each for at least the past five years follows the table.

Name	Age	Position
Joseph E. Robert, Jr.	55	Chief Executive Officer and Chairman of the Board of Directors

Keith W. Belcher	47	Vice Chairman of the Board of Directors and Executive Vice President

Mark S. Weiss	46	President

Tae-Sik Yoon	39	Chief Financial Officer, Executive Vice President and Treasurer

Kenneth D. Krejca	36	Vice President

Daniel T. Ward	49	Secretary

J. Michael McGillis	45	Vice President

For information regarding Messrs. Robert and Belcher, see the “Information Concerning Directors and the Director Nominees” section of this proxy statement.

Mark S. Weiss is a managing director of J.E. Robert Company, president of our manager and also serves as our president. Mr. Weiss joined J.E. Robert Company in 2006. Mr. Weiss also serves on our investment committee. He has primary responsibility for subordinate real estate debt opportunities, commercial mortgage backed securities, loan origination activities, capital sourcing and, together with Mr. Robert, setting the strategic direction of the Company. Prior to joining us, Mr. Weiss spent 16 years at Goldman Sachs, most recently as a managing director for commercial and residential mortgage originations and securitizations. Mr. Weiss received a B.A. in Economics and Math from Dartmouth College and an M.B.A. from the Wharton School of the University of Pennsylvania.

Tae-Sik Yoon is a managing director and chief financial officer of J.E. Robert Company and our manager and also serves as our executive vice president, chief financial officer and treasurer. Mr. Yoon also serves on our investment committee. Mr. Yoon joined J.E. Robert Company in 1999. He has primary responsibility for risk and portfolio management, capital markets (debt and equity) and finance and accounting for J.E. Robert Company. From 1989 to 1991, and then again from 1997 to 1999, Mr. Yoon worked in the real estate investment banking group of Morgan Stanley & Co. in New York City and Los Angeles, CA, and from 1994 to 1997 was a corporate attorney at the law firm of Williams & Connolly in Washington, D.C. Mr. Yoon received a B.A. degree in biology from the Johns Hopkins University and a J.D. degree from Harvard Law School. He is a member of the bars of Washington, D.C., the State of Maryland and the United States Patent & Trademark Office.

Kenneth D. Krejca is a director of J.E. Robert Company and our manager and also serves as our vice president. Mr. Krejca’s primary responsibilities include sourcing, underwriting and managing CMBS investments for us. Before joining J.E. Robert Company, from 1996 to 2004, Mr. Krejca was a director in Bank One’s CMBS investment group. In his capacity as a director, Mr. Krejca has been involved in all facets of the CMBS investment process, including originating, underwriting, syndicating and managing loan pools. Mr. Krejca has over nine years experience in subordinate CMBS investments. Mr. Krejca holds a B.S. degree in accounting from DePaul University.

Daniel T. Ward is a senior managing director and general counsel of J.E. Robert Company and our manager and our secretary. Mr. Ward also serves on our investment committee. Mr. Ward joined J.E. Robert Company in 1991. Mr. Ward is responsible for all legal matters involving investment structuring, document negotiation and transaction closings and capital raising activities for J.E. Robert Company. Mr. Ward holds a B.S. degree in accounting from Villanova University and a J.D. degree from The National Law Center, George Washington University. Mr. Ward is a member of the Washington, D.C. Bar.

J. Michael McGillis is the chief financial officer-investments of J.E. Robert Company and our manager as well as our vice president. He is responsible for the finance and accounting of J.E. Robert Company’s real estate private equity fund business and performs the same function for us. Mr. McGillis joined J.E. Robert Company in 2006 from Freddie Mac, where he was a vice president in finance. Prior to Freddie Mac, Mr. McGillis was the chief financial officer of Starcom Holdings/Constar International. He has also worked in the chief financial officer, portfolio management, corporate finance and audit capacities at AEW Capital Management/Copley Real Estate Advisors, Robertson Ceco Corporation and Price Waterhouse. He has over 20 years of diverse experience involving real estate and corporate valuations, acquisitions, sales and financing as well as financial reporting, operations and administration in both public and private companies. Mr. McGillis holds a B.S. from Northeastern University and is a Certified Public Accountant.

COMPENSATION DISCUSSION & ANALYSIS

The following discussion and analysis should be read in conjunction with the information presented in the compensation tables, the footnotes to those tables and the related disclosures appearing elsewhere in this proxy statement. This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Overview

We are externally managed and advised by JER Commercial Debt Advisors LLC, an affiliate of J.E. Robert Company. JER Commercial Debt Advisors was formed in April 2004 for the sole purpose of managing us.

We and our manager have no employees. Each of our executive officers is also an officer of our manager. We are party to a management agreement with JER Commercial Debt Advisors, dated as of June 4, 2004, pursuant to which JER Commercial Debt Advisors, our manager, provides for the day-to-day management of our operations. We rely on the facilities, resources and personnel of J.E. Robert Company to conduct our operations, including providing us with our executive officers through our manager. See “Services Agreement with J.E. Robert Company” below.

Because our management agreement provides that our manager assumes principal responsibility for managing our affairs, our executive officers do not receive a salary or bonus from us for serving as our executive officers. However, in their capacities as officers or employees of J.E. Robert Company, they devote such portion of their time to our affairs as is required for the performance of the duties of our manager under the management agreement. The following table lists our executive officers and the positions they have with JER Commercial Debt Advisors, our manager, and J.E. Robert Company.

Officer	Position at JER Commercial Debt Advisors	Position at J.E. Robert Company
Joseph E. Robert, Jr. Chairman and Chief Executive Officer	Chairman and Chief Executive Officer	Chairman and Chief Executive Officer

Keith Belcher Vice Chairman and Executive Vice President	Managing Director	Managing Director

Mark S. Weiss President	President	Managing Director

Tae-Sik Yoon Chief Financial Officer, Executive Vice President and Treasurer	Chief Financial Officer and Managing Director	Chief Financial Officer and Managing Director

Kenneth Krejca Vice President	Director	Director

J. Michael McGillis Vice President	Chief Financial Officer—Investments and Director	Chief Financial Officer—Investments and Director

Daniel T. Ward Secretary	Managing Director and General Counsel	Managing Director and General Counsel

All of our executive officers receive their cash compensation, including base salaries and bonuses, from J.E. Robert Company. Our manager and J.E. Robert Company have informed us that, because the services performed by our executive officers are not performed exclusively for us, they cannot segregate and identify that portion of the compensation awarded to, earned by or paid to our executive officers by J.E. Robert Company that relates solely to their services to us.

In addition to the compensation provided to our executive officers by J.E. Robert Company, we have in the past, and may continue in the future, to provide our manager, our executive officers and certain other employees of J.E. Robert Company with awards granted pursuant to our Nonqualified Stock Option and Incentive Award Plan, which we refer to as the incentive plan. In 2006, we granted Mr. Weiss certain restricted shares of Common Stock and non-qualified stock options of the Company as described in the table below under “Summary Compensation” in addition to the compensation he received from J.E. Robert Company. None of our other executive officers, the manager or any other employees of J.E. Robert Company received any grants under our incentive plan during 2006.

The Compensation Committee is composed of Messrs. Kimsey, Caufield and Altobello, with Mr. Kimsey acting as committee chairman. The principal functions of the Compensation Committee are to:

•	review the goals and objectives of our executive compensation plans;

•	administer our incentive plans and recommend any amendments or successor plans for stockholder approval;

•	review and approve grants of awards pursuant to any incentive plans and recommend such grants to the Board of Directors for final approval;

•	evaluate the performance of our executive officers;

•	evaluate the appropriate level of compensation for Board of Directors and committee service by non-employee directors;

•	review and approve any employment, severance or termination agreements that may be made with any executive officer;

•	review perquisites or other personal benefits, if any, to our executive officers; and

•	annually evaluate the goals and objectives of our management agreement, the fees payable pursuant to the management agreement and the performance of our manager.

Decisions on grants are ultimately made in the sole discretion of the Compensation Committee and approved by the independent directors of the Board of Directors.

The Compensation Committee has the authority to engage compensation consultants to assist with setting executive officer equity compensation pursuant to our incentive plan. The Compensation Committee has retained an independent consultant to advise it on a variety of compensation related issues. The independent consultant reports directly to the committee chairman and does not perform any services for management unless requested by the committee chairman. The independent consultant receives no compensation from the Company other than for its work in advising the Compensation Committee, and maintains no other economic relationships with the Company.

In 2006, the independent consultant worked with the Compensation Committee to conduct a competitive review of the Company’s compensation program for non-employee directors, to design an initial equity package for Mr. Weiss, and to review competitive equity compensation practices among relevant peer companies. In late 2006 and early 2007, the independent consultant conducted a competitive analysis of the terms of our management agreement relative to competitive practice, established a framework for the committee’s evaluation of the performance of the manager, reviewed and recommended changes to our Compensation Committee charter and reviewed and recommended amendments to our incentive plan.

Compensation Philosophy and Objectives

The objectives of our compensation program are to:

•

reinforce the long-term commitment to our success of our manager and the directors, consultants, executive officers and certain other employees of J.E. Robert Company who are or will be responsible for such success;

•	facilitate the ownership of our stock by these persons by aligning their interests with those of our stockholders; and

•	benefit our stockholders by encouraging high levels of performance by persons whose performance is a key element in achieving our continued success.

We have established the incentive plan in order to achieve these goals. We are seeking stockholder approval for the amendment of our current incentive plan and the adoption of a new plan in order to bring our incentive programs into conformity with the incentive programs of our peer companies based on the analysis of the compensation consultant described above.

Compensation Setting Process

The Compensation Committee annually determines the extent of our award grants. In making such determinations, the Compensation Committee reviews and considers (1) recommendations of our manager, (2) industry and market conditions and the Company’s future objectives and challenges, (3) advice from its independent consultant and (4) compensation structure and amounts by comparable companies. The Compensation Committee believes the grants of equity awards for fiscal year 2006 are reasonable, appropriate and consistent with the Company’s compensation philosophy and principles.

Long-Term Equity Incentives

In 2004, our stockholders approved our current, existing incentive plan. Pursuant to the provisions of the incentive plan, our Compensation Committee has the authority to (i) administer the incentive plan, (ii) interpret the incentive plan and (iii) grant stock options, stock appreciation rights, restricted stock, performance awards or other stock or performance-based awards to our manager, non-officer directors, consultants, our executive officers and other personnel.

In accordance with the incentive plan, a total of 335,000 shares of Common Stock were issued to our manager in 2004 as consideration for our manager’s role in raising capital for us in a private placement. In addition, in 2004, each independent director was granted 2,000 restricted shares of Common Stock upon the date of the first meeting of the Board of Directors attended by the independent director, for a total of 10,000 restricted shares of Common Stock issued to the independent directors as a group in 2004. Currently under the incentive plan, each independent director receives an additional 2,000 shares of restricted stock annually pursuant to the incentive plan. Pursuant to the amended incentive plan described in Proposal No. 3 in this proxy statement, on the first business day after our annual stockholders meeting, and on the first business day after each such annual meeting of the company thereafter during the term of the incentive Plan, as amended, each director who is not our officer or employee will be granted such amount of shares of restricted stock or restricted stock units as determined by the Board of Directors (or a committee thereof) prior to the applicable stockholder meeting. As of December 31, 2006, the Company has granted an aggregate of 30,000 shares of restricted stock to its independent directors pursuant to the terms of the incentive plan.

In accordance with the incentive plan, in May 2006, our president, Mark Weiss, was awarded 60,000 restricted shares of Common Stock and 150,000 stock options, which are exercisable for shares of our Common Stock. The terms of the restricted stock award are as follows:

•	30,000 shares (50%) vest, subject to continued employment with J.E. Robert Company, in five equal annual installments of 6,000 shares, starting on June 30, 2007;

•

30,000 shares (50%) vest as follows, subject to continued employment with J.E. Robert Company: 6,000 vest on June 30, 2009, 6,000 vest on June 30, 2010, and 18,000 vest on June 30, 2011, only if certain performance targets are met.

If the performance targets are not met for June 30, 2009, June 30, 2010 or June 30, 2011 (each, a “Performance Vesting Date”) such that a portion of the award subject to achieving the performance targets does not vest on such Performance Vesting Date (a “Missed Performance Tranche”), but Mr. Weiss remains employed with J.E. Robert Company through a subsequent Performance Vesting Date as of which Performance Vesting Date the performance targets are satisfied, then Mr. Weiss will become vested in the prior Missed Performance Tranche(s) at such time.

The terms of the stock option award are as follows:

•	The exercise price is $17.75, which equals our initial public offering price and was above the closing price of our stock on the date of grant;

•	The options have ten-year terms;

•	75,000 options (50%) vest, subject to continued employment with J.E. Robert Company, in five equal annual installments of 15,000 options, starting on June 30, 2007;

•

75,000 options (50%) vest as follows, subject to continued employment with J.E. Robert Company: 15,000 vest on June 30, 2009, 15,000 vest on June 30, 2010, and 45,000 vest on June 30, 2011, only if certain performance targets are met.

If the performance targets are not met for a Performance Vesting Date such that a portion of the award subject to achieving the performance targets does not vest on such Performance Vesting Date, but Mr. Weiss remains employed with J.E. Robert Company through a subsequent Performance Vesting Date as of which Performance Vesting Date the performance targets are satisfied, then Mr. Weiss will become vested in the prior Missed Performance Tranche(s) at such time.

On April 1, 2007, certain key personnel, including certain of our executive officers and other employees of J.E. Robert Company, were awarded an aggregate of 124,500 restricted shares of Common Stock, subject to vesting over a period of three years. Half of these restricted shares vest over the requisite service period and the remainder vest only if certain performance targets are met. If the performance targets are not met for March 31, 2008, March 31, 2009 or March 31, 2010 (each, an “Employee Performance Vesting Date”) such that a portion of the award subject to achieving the performance targets does not vest on such Employee Performance Vesting Date (an “Employee Missed Performance Tranche”), but the employee remains employed with J.E. Robert Company through a subsequent Employee Performance Vesting Date as of which Employee Performance Vesting Date the performance targets are satisfied, then such employee will become vested in the prior Employee Missed Performance Tranche(s) at such time. The following table shows the restricted shares of Common Stock awarded to our executive officers, including certain of our named executive officers, on April 1, 2007.

Officer	Number of Restricted Shares Received
Mark S. Weiss	40,000
Keith Belcher	10,000
Tae-Sik Yoon	15,000
Kenneth Krejca	7,500
J. Michael McGillis	7,500

Pursuant to the restricted stock agreements under which these shares of common stock were issued, in the event that a change in control (as defined in the incentive plan) of the Company occurs during the executive officer’s term of employment with J.E. Robert Company and, as a result of such change in control, one or more of the following occurs: (i) our manager ceases to serve as the manager of the Company or its successor; (ii) the Company or its successor does not assume, convert or replace the awards; or (iii) the executive officer’s employment with J.E. Robert Company is (x) involuntarily terminated other than for willful misconduct (as defined in the restricted stock agreement) or (y) terminated by the executive for good reason (as defined in the restricted stock agreement), for each of (x) and (y) at any time during the 24 month period following the date of such change in control, then the portion of the restricted stock awards that are subject to vesting over three years subject to continued employment with J.E. Robert Company will become immediately and fully vested as of the date of such event and the portion of the restricted stock awards that are subject to vesting based on the achievement of certain performance targets will become immediately and fully vested if the performance target would have been met if measured on an annualized basis (including for up to the remaining vesting periods) as of the date of such event.

Tax and Accounting Implications

In general, Section 162(m) of the Internal Revenue Code of 1986, as amended, denies a deduction for compensation in excess of $1.0 million paid to certain executive officers, unless certain performance, disclosure, and stockholder approval requirements are met. The incentive plan is administered to be in accordance with Section 162(m).

We account for stock-based compensation in accordance with SFAS No. 123R, “Share-Based Payments,” (FAS 123R) which established accounting and disclosure requirements using a fair-value based method of accounting for stock-based employee compensation plans. Compensation expense related to grants of stock, stock options and other equity instruments is recognized over the vesting period of such grants and is based on the estimated fair value on the grant date.

The fair value of stock options granted for the year ended December 31, 2006 was estimated on the date of grant using the Black Scholes option pricing model.

Summary Compensation

We granted our president, Mr. Mark Weiss, certain stock options and restricted stock awards during the fiscal year ended December 31, 2006, as shown in the following table. Other than Mr. Weiss, none of our named executive officers received any equity awards under the incentive plan in 2006.

Name and Principal Position	Year	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Joseph E. Robert, Jr. Chairman and Chief Executive Officer	2006	$0	$0	$0

Mark S. Weiss President	2006	$108,065	$23,101	$131,166

Tae-Sik Yoon Chief Financial Officer, Executive Vice President and Treasurer	2006	$0	$0	$0

(1)	The amount reported in this column reflects the dollar amount recognized for financial statement purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123R. Assumptions used in the calculation of this amount are included in Footnote 12 to the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Grants of Plan-Based Awards

The grant of stock options and restricted stock to Mr. Weiss described above were granted pursuant to the incentive plan. The following table discloses additional terms of the stock options and restricted stock granted pursuant to the incentive plan.

Name	Grant Date	Approval Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base of Option Awards ($/Sh)	Closing Price on Grant Date ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2)
Mark S. Weiss	5/30/06	5/4/06	N/A	150,000	$17.75/sh	$15.32/sh	$196,500
Mark S. Weiss	5/30/06	5/4/06	60,000	N/A	N/A	$15.32/sh	$919,200

(1)	The amounts reported in these columns reflect the 60,000 restricted shares and 150,000 stock options that vest pursuant to the terms described above under “—Long-Term Equity Incentives.” All 60,000 restricted shares and 150,000 stock options were granted under the incentive plan on May 30, 2006.

(2)	Represents the aggregate grant date fair value of the stock options and restricted shares for each award. The fair value of the options issued under the incentive plan ($1.31 per option) was determined by using the Black Scholes Valuation method on the date of grant in accordance with FAS 123R. Assumptions used to calculate the fair value of the options are included in Footnote 12 to the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006. The fair value of the restricted stock issued under the incentive plan ($15.32 per share) is based on the closing price on the date of grant in accordance with FAS 123R.

Outstanding Equity Awards at Fiscal Year-End

The table below depicts the unvested equity awards held by Mark Weiss pursuant to the incentive plan, as of December 31, 2006.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable
Mark S. Weiss	N/A	75,000	75,000	$17.75	5/30/16	30,000	$620,100	30,000	$620,100

Subject to certain conditions, the stock options and shares of restricted stock granted to Mr. Weiss under the incentive plan vest over a period of five years. Certain of these restricted shares and stock options vest over the requisite service period and the remainder are subject to the achievement of certain performance targets, including the Company achieving certain financial performance goals or objectives. See “—Long-Term Equity Incentives” above for more detail on the terms of these awards.

Director Compensation

The following table sets forth the compensation amounts paid by us to our directors for the year ending December 31, 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Daniel J. Altobello	$50,000	$37,732	$87,732
Frank J. Caufield	$30,000	$37,732	$67,732
James V. Kimsey	$35,000	$37,732	$72,732
Peter D Linneman	$45,000	$37,732	$82,732
W. Russell Ramsey	$40,000	$37,732	$77,732

(1)	The amounts reported in this column reflects the dollar amount recognized for financial statement purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123R.

We pay a $30,000 annual director’s fee to each of our independent directors. All members of our Board of Directors are reimbursed for their costs and expenses incurred in attending all meetings of our Board of Directors. We pay an annual fee of $10,000 to the chair of the Audit Committee of our Board of Directors and an annual fee of $5,000 to the chair of any other committee of our Board of Directors. Fees to the directors may be made by issuance of Common Stock, based on the value of such Common Stock at the date of issuance, rather than in cash.

In addition, pursuant to our incentive plan, we provided to each director who was not our officer or employee an initial restricted stock grant of 2,000 shares of our Common Stock on the closing of our private placement in 2004. On June 30, 2004, Frank Caufield and James Kimsey joined our Board of Directors and in July 2004, each was granted 2,000 shares of restricted stock. One half of the shares subject to each director’s initial restricted stock grant is fully vested on the date of grant, and the other half vested on the first anniversary of the date of grant. Pursuant to the current incentive plan, any director who joins the Board of Directors in the future will receive an initial restricted stock grant of 2,000 shares upon attendance of his or her first Board of Director’s meeting. The current incentive plan also provides for automatic, annual restricted stock awards of 2,000 shares of our Common Stock on the first business day after our annual meeting of stockholders (or, in the absence of an annual meeting, such other date as determined by the Board of Directors) to each director who is not our officer or employee and who is on our Board of Directors at the time of such meeting. Pursuant to the amended incentive plan described in Proposal No. 3 in this proxy statement, on the first business day after our annual stockholders meeting, and on the first business day after each such annual meeting of the company thereafter during the term of the incentive Plan, as amended, each director who is not our officer or employee will be granted such amount of shares of restricted stock or restricted stock units as determined by the Board of Directors (or a committee thereof) prior to the applicable stockholder meeting. One half of the shares subject to each director’s annual restricted stock grant is fully vested on the date of grant, and the other half will vest on the first anniversary of the date of grant, as long as the director is serving as a board member on the first anniversary of the date of grant. All of the shares subject to each director’s annual restricted stock grant will be subject to restrictions on transferability for a period of one year from the date of grant. In September 2005 and June 2006, we granted each of our independent directors an additional 2,000 shares of restricted stock pursuant to our incentive plan. In March 2006, the Board of Directors approved an additional $10,000 for each member of a special committee comprised of Messrs. Altobello, Ramsey and Linneman that was created for a limited time to consider a specific transaction.

Employment Agreements and Potential Payments Upon Termination or Change in Control

We do not maintain any employment agreements with any of our executive officers.

The potential payments upon termination or change in control as described herein relate solely to awards granted and agreements entered into as of December 31, 2006.

On June 30, 2006, we entered into a stock option agreement and a restricted stock agreement with Mr. Weiss. Pursuant to the stock option agreement and the restricted stock agreement, in the event that a change in control (as defined in the incentive plan) of the Company occurs during the term of Mr. Weiss’ employment with J.E. Robert Company and, as a result of such change in control, our manager ceases to serve as the manager of the Company or its successor, then (i) the portion of the stock options and restricted stock awards that are subject to vesting over five years subject to continued employment with J.E. Robert Company become immediately and fully vested as of the date of such change in control and (ii) the portion of the stock options and restricted stock awards that are subject to vesting based on the achievement of certain performance targets become immediately and fully vested if the performance targets would have been met if measured as of the date of such change in control. If such accelerated vesting of Mr. Weiss’ stock options and restricted stock had occurred on December 31, 2006 as a result of the termination of the manager’s services to us in connection with a change in control as described above, the value of stock options and restricted stock for which vesting would have accelerated would have been $438,000 and $1,240,200, respectively (determined according to the value of the stock options and the closing price of our Common Stock of $20.67, respectively, on December 29, 2006). For more information on the terms of the stock option award and the restricted stock award, please refer to “Long-Term Equity Incentives” above.

Management Agreement Services

The management agreement requires our manager to oversee our business affairs in conformity with the policies and the investment guidelines that are approved and monitored by our Board of Directors. Our manager operates under the direction of our Board of Directors. Our manager is responsible for (i) our purchase and sale of real estate securities and other real estate-related assets, (ii) management of our real estate, including arranging for acquisitions, sales, financing, leases, maintenance and insurance, (iii) the purchase, sale and servicing of mortgages for us, and (iv) providing us with investment advisory services. Our manager is responsible for our day-to-day operations and performs (or causes to be performed) services and activities relating to our assets and operations as may be appropriate, including, without limitation, the following:

•	serving as our consultant with respect to formulation of investment criteria and preparation of policy guidelines by our Board of Directors;

•	counseling us in connection with policy decisions to be made by our Board of Directors;

•	investigating, analyzing and selecting potential investment opportunities for us;

•

making decisions concerning the evaluation, purchase, negotiation, structuring, monitoring, and disposition of our investments, including the accumulation of assets for securitization; however, the Board of Directors will review all investments where an affiliate or related party is involved. Additionally, from time to time the manager may present certain investments to the Board of Directors for approval either because of the size of the investment, the parties involved or some other term or feature of the investment;

•	evaluating, recommending and approving all decisions regarding any financings, securitizations, hedging activities or borrowings undertaken by us;

•	arranging for the issuance of mortgage backed securities from pools of mortgage loans or mortgage backed securities owned by us;

•	making available to us its knowledge and experience with respect to real estate, real estate related assets and real estate operating companies;

•

engaging and supervising, on our behalf and at our expense, independent contractors that provide real estate brokerage, legal, accounting, transfer agent, registrar and leasing services, master servicing, special servicing, mortgage brokerage, securities brokerage, banking, investment banking and other financial services and such other services as may be required relating to our investments or potential investments;

•	engaging and supervising, on our behalf and at our expense, other service providers to us; and

•

providing certain general management services to us relating to our day-to-day operations and administration (including, e.g., communicating with the holders of our equity and debt securities as required to satisfy the reporting and other requirements of any governing bodies or agencies and to maintain effective relations with these holders, causing us to qualify to do business in all applicable jurisdictions, complying with all regulatory requirements applicable to us in respect of our business activities, including preparing all financial statements required under applicable regulations and contractual undertakings and all reports and documents, if any, required under the Exchange Act, and causing us to comply with all applicable laws).

Our manager has not assumed any responsibility other than to render the services called for under the management agreement and is not responsible for any action of our Board of Directors in following or declining to follow its advice or recommendations. Our manager, its directors and its officers are not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders for acts performed in accordance with and pursuant to the management agreement, except by reason of acts constituting bad faith, willful misconduct, gross negligence, or reckless disregard of their duties under the management agreement. We have agreed to indemnify our manager and J.E. Robert Company, and their respective directors and officers with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts not constituting bad faith, willful misconduct, gross negligence, or reckless disregard of their respective duties, performed in good faith in accordance with and pursuant to the management agreement and the related services agreement. Our manager has agreed to indemnify us, our directors and officers with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of our manager not constituting bad faith, willful misconduct, gross negligence or reckless disregard of its duties under the management agreement. Our manager carries errors and omissions and other customary insurance.

J.E. Robert Company, through our manager, provides to us key personnel whose responsibility is to provide management services to us. These persons devote as much of their time to our management as our Board of Directors reasonably deems necessary and appropriate, commensurate with our level of activity.

Pursuant to a services agreement among us, our manager and J.E. Robert Company, J.E. Robert Company has agreed to provide our manager with the personnel, services and resources as needed by our manager to enable it to carry out its obligations and responsibilities under the management agreement. Pursuant to the management agreement, J.E. Robert Company is not liable to us or our manager for any acts or omissions performed in accordance with and pursuant to the agreement except by reason of acts constituting bad faith, willful misconduct, gross negligence or reckless disregard for its duties. Our manager is not significantly capitalized and does not have its own facilities or employees separate from J.E. Robert Company.

Management Agreement Term and Termination Rights

The management agreement had an initial term of two years from June 4, 2004, and was automatically renewed for a one-year term until June 4, 2007 and will be automatically renewed for one-year terms thereafter unless terminated by either us or our manager. The management agreement does not limit the number of renewal terms. Our manager must be provided 180 days prior notice of any termination without cause or non-renewal of the agreement and under those circumstances will be paid a termination fee, within ninety days of termination, equal to four times the sum of our manager’s base management fees and incentive fees for the 12-month period preceding the date of termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination. In addition, following any termination of the management agreement, we must pay our manager all compensation accruing to the date of termination. We also may not assign the management agreement in whole or in part to a third party without the written consent of our manager.

In addition, if we decide to terminate the management agreement without cause due to fees that our independent directors have determined to be unfair, our manager may agree to perform its management services at fees our independent directors determine to be fair, and the management agreement will not terminate. Our manager may give us notice that it wishes to renegotiate the fees, in which case we and our manager must negotiate in good faith, and if we cannot agree on a revised fee structure at the end of our 180 day notice period, the agreement will terminate, and we must pay the termination fees described above.

We may also terminate the management agreement with 60 days’ prior notice for cause, which is defined as (i) our manager’s fraud or gross negligence, (ii) our manager’s willful noncompliance with the management agreement, (iii) the commencement of any proceeding relating to our manager’s bankruptcy or insolvency or a material breach of any provision of the management agreement, uncured for a period of 60 days or (iv) a change in control of our manager. Our manager may at any time assign certain duties under the management agreement to any affiliate of our manager provided that our manager shall remain liable to us for the affiliate’s performance.

Management Fees and Incentive Compensation

The management fee is payable monthly in arrears in cash, and the incentive fee is payable quarterly in arrears in cash. The base management fee and incentive fee are intended to reimburse J.E. Robert Company for providing personnel to our manager to satisfy our manager’s obligation to provide certain services to us. Our manager and J.E. Robert Company may also be entitled to certain expense reimbursements as described below. Expense reimbursements to our manager or J.E. Robert Company are made monthly.

Base Management Fee. We pay our manager a base management fee monthly in arrears in an amount equal to 1/12 of the sum of (i) 2.0% of the first $400 million of our equity (ii) 1.5% of our equity in excess of $400 million and up to $800 million and (iii) 1.25% of our equity in excess of $800 million. For purposes of calculating the base management fee, our equity equals the month-end value, computed in accordance with generally accepted accounting principles, of our stockholders’ equity, adjusted to exclude the effect of any unrealized gains, losses or other items that do not affect realized net income. Our manager uses the proceeds from its management fee in part to pay compensation to J.E. Robert Company. J.E. Robert Company uses such proceeds in part to compensate officers and employees provided to us by J.E. Robert Company through our manager who, notwithstanding that certain of them also are our officers, receive no cash compensation directly from us. We have in the past and may continue in the future, however, to award grants pursuant to the incentive plan to such officers and employees as well as officers and employees of J.E. Robert Company subject to the discretion of the Compensation Committee and approval by the Board of Directors.

Incentive Compensation. Our manager is entitled to receive quarterly incentive compensation pursuant to the terms of the management agreement with us. The purpose of the incentive compensation is to provide an additional incentive for our manager to achieve and exceed targeted levels of Funds From Operations (as defined below) and to increase our stockholder value. Our manager is entitled to receive quarterly incentive compensation in an amount equal to the product of:

(i)	25% of the dollar amount by which

(a)	our Funds From Operations per share of Common Stock for such quarter (before calculation of the incentive fee but after taking into account the base management fee), exceed

(b)	an amount equal to (A) the weighted average prices per share of our Common Stock in all offerings by us multiplied by (B) the greater of (1) 2.25% or (2) .875% plus one fourth of the 10-year U.S. treasury rate (as defined below) for such quarter multiplied by

(ii)	the weighted average number of shares of Common Stock outstanding in such quarter.

“Funds From Operations” means net income (computed in accordance with generally accepted accounting principles), excluding gains (losses) from debt restructuring and gains (or losses) from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Funds From Operations does not represent cash generated from operating activities in accordance with generally accepted accounting principles (GAAP) and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

“10-year U.S. treasury rate” means the arithmetic average of the weekly average yield to maturity for actively traded current coupon U.S. Treasury fixed interest rate securities (adjusted to a constant maturity of 10 years) published by the Federal Reserve board during a quarter, or, if such rate is not published by the Federal Reserve board, any Federal Reserve bank or agency or department of the federal government selected by us. If we determine in good faith that the 10-year U.S. treasury rate cannot be calculated as provided above, then the rate shall be the arithmetic average of the per annum average yields to maturities, based upon closing asked prices on each business day during a quarter, for each actively traded marketable U.S. Treasury fixed interest rate security with a final maturity date not less than eight nor more than 12 years from the date of the closing asked prices as chosen and quoted for each business day in each such quarter in New York City by at least three recognized dealers in United States government securities selected by us.

The following example illustrates how we would calculate our quarterly incentive compensation in accordance with the management agreement.

Assume the following:

•	Funds From Operations for the quarter equals $10,000,000;

•	25,757,035 shares of Common Stock are outstanding and the weighted average number of shares of Common Stock outstanding during the quarter is 25,757,035;

•	U.S. treasury rate is 4.7%; and

•	weighted average offering price per share of Common Stock is $16.50.

Under these assumptions, the quarterly incentive fee payable to our manager would be $109,467 as calculated below:

1.	Funds From Operations per share ($10,000,000/25,757,035)	$0.388

2.	Weighted average offering price per share of Common Stock ($16.50) multiplied by the greater of (A) 2.25% or (B) 0.875% plus one-fourth of 10-year U.S. Treasury rate	$0.371

3.	Excess of Funds From Operations per share over amount calculated in 2 above ($0.388 - $0.371)	$0.017

4.	Weighted average number of shares outstanding multiplied by the amount calculated in 3 above (25,757,035 x $0.017)	$437,870

5.	Incentive Fee equals 25% of amount calculated in 4 above	$109,467

Pursuant to the calculation formula, if Funds From Operations increases and the weighted average share price and shares of Common Stock outstanding remain constant, the incentive fee will increase.

Reimbursement of Expenses. We pay all of our operating expenses. The expenses required to be paid by us include, but are not limited to, transaction costs incident to the acquisition, disposition and financing of our investments, legal and auditing fees and expenses, the compensation and expenses of our independent directors, the costs associated with our establishment and maintenance of any credit facilities and other indebtedness (including commitment fees, legal fees, closing costs and similar expenses), expenses associated with other securities offerings by us, expenses relating to the payment of dividends, costs incurred by personnel of J.E. Robert Company for travel on our behalf, costs associated with any computer software or hardware that is used primarily for us, all taxes and license fees and all insurance costs incurred by us. In addition, we pay to our manager allocable overhead reimbursements for our pro rata portion of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of J.E. Robert Company and its affiliates required for our operations.

In November 2006, effective retroactively as of January 1, 2006, the independent members of the Board of Directors approved an amendment to the management agreement to provide that the allocable overhead reimbursement be fixed at an amount equal to $0.5 million per annum for 2006. In each calendar year thereafter, subject to approval by the independent members of the Board of Directors, the allocable overhead reimbursement will be $0.5 million multiplied by the sum of (a) one plus (b) the percentage increase in the Consumer Price Index (the “CPI”) for the applicable year over the CPI for the calendar year 2006.

In addition, under the management agreement, our manager may engage J.E. Robert Company or its affiliates to perform certain legal, accounting, due diligence, asset management, securitization, property management, brokerage, loan servicing, leasing and other services that outside professionals or outside consultants otherwise would perform on our behalf. J.E. Robert Company and its affiliates may be reimbursed or paid for the cost of performing such tasks, provided that such costs and reimbursements are no greater than those that would be paid to outside professionals or consultants on an arm’s-length basis. In addition, our manager is reimbursed for any expenses incurred in contracting with third parties.

Under the management agreement, our manager is responsible for all costs incident to the performance of its duties under the management agreement, including the employment compensation of J.E. Robert Company personnel who perform services for us pursuant to the management agreement.

Below is a summary of the fees and other amounts earned by our manager for the years ended December 31, 2006 and 2005.

	2006	2005
Base Management Fees	$7,631,176	$5,437,415
Expense Reimbursements (1)	$559,866	$542,287
Incentive Compensation	$0	$166,199

Total	$8,191,042	$6,145,901

(1)	Includes allocable overhead reimbursements of $500,000 in 2006 and $537,394 in 2005.

Services Agreement with J.E. Robert Company

Because neither we nor our manager have any employees, we and our manager have entered into a services agreement with J.E. Robert Company to provide our manager with the personnel, services and resources necessary for our manager to perform its obligations and responsibilities under the management agreement, including due diligence, asset management and credit risk management. No employee of J.E. Robert Company will dedicate all of his or her time to us. For the year ended December 31, 2006, we and/or our manager incurred an aggregate of $8.2 million to J.E. Robert Company for services provided under the services agreement.

Special Servicer Fees to J.E. Robert Company

Each CMBS securitization requires that a special servicer be appointed by the purchaser controlling the most subordinated non-investment grade class of securities. As our manager does not have special servicer status, it is required to appoint J.E. Robert Company or another entity that has special servicer status as the special servicer whenever we acquire a controlling interest in the most subordinated non-investment grade class of a CMBS securitization. In addition to the amounts paid by us to our manager as outlined in “Management Fees and Executive Compensation,” J.E. Robert Company earned $3.7 million and $0.4 million in fees as special servicer during the years ended December 31, 2006 and 2005, respectively. All fees due to J.E. Robert Company as special servicer are paid either by the applicable securitization vehicles or the borrower and not directly by the Company and such fees are consistent with traditional, well established market standards and are set as part of the arms-length negotiations to acquire such CMBS bonds from the issuer. However, because we generally own the first loss position in these same CMBS issuances, payment of special servicing fees to J.E. Robert Company may reduce the amounts available to pay us pursuant to the terms of the applicable CMBS trusts.

Collateral Administration Fees to J.E. Robert Company

In connection with our second collateralized debt obligation (“CDO II”) on October 17, 2006, one of our wholly owned subsidiaries entered into a collateral administration agreement with J.E. Robert Company, pursuant to which J.E. Robert Company has agreed to advise a wholly owned subsidiary on certain matters regarding the collateral interests and other eligible investments securing the notes issued in CDO II. J.E. Robert Company will receive fees in return for such services. J.E. Robert Company will receive two fees payable on a monthly basis, with the first fee equal to 1/12 of 0.075% of the Monthly Asset Amount, as defined in the CDO II indenture, and the second fee equal to 1/12 of 0.05% of the Monthly Asset Amount, each fee payable with different priorities as set forth in the indenture. For the year ended December 31, 2006, we incurred $0.3 million in collateral administration fees pursuant to the agreement. These fees were approved by the independent members of our Board of Directors.

JER Investors Trust Inc. Nonqualified Stock Option and Incentive Award Plan

We have adopted the JER Investors Trust Nonqualified Stock Option and Incentive Award Plan, referred to in this proxy as the incentive plan, to provide incentives to attract and have available to us the services of qualified directors, officers, employees, advisors, consultants and other personnel. J.E. Robert Company and our manager and their respective directors, officers, employees and affiliates and our officers, directors, employees, consultants and advisors are eligible to receive awards under the incentive plan. The incentive plan is administered by the Compensation Committee of our Board of Directors. The incentive plan has a term of ten years from May 30, 2004. A maximum of 1,150,000 shares of Common Stock may be issued during the plan’s life.

The incentive plan permits the granting of options that do not qualify as incentive stock options under section 422 of the Internal Revenue Code to purchase shares of our Common Stock. The exercise price of each option will be determined by the Compensation Committee and may be less than the fair market value of our Common Stock subject to the option on the date of grant. The committee will determine the terms of each option, including when each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options become vested and exercisable in installments, and the exercisability of options may be accelerated by the committee. Upon exercise of options, the option exercise price must be paid in full either in cash or its equivalent, by certified or bank check, by delivery of a promissory note or other instrument acceptable to the committee or, if the committee so permits, by delivery of shares of Common Stock already owned by the optionee or by a broker pursuant to irrevocable instructions to the broker from the optionee. All options granted under the incentive plan will become immediately and fully exercisable upon a change in control of the Company.

The incentive plan also allows for awards of restricted stock. A restricted stock award is an award of shares of Common Stock that may be subject to forfeiture (vesting), restrictions on transferability and such other restrictions, if any, as the committee may impose at the date of grant. The shares may vest and the restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as our Board of Directors or a committee of our Board of Directors may determine. Except to the extent restricted under the award agreement relating to the restricted stock, a participant granted restricted stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the restricted shares. Although dividends are paid on all restricted stock, whether or not vested, at the same rate and on the same date as on shares of our Common Stock, holders of restricted stock are prohibited from selling the shares until they vest. All shares of restricted stock granted under the incentive plan will become immediately and fully vested upon a change of control of the Company.

The committee may also grant shares of our Common Stock, stock appreciation rights, performance awards and other stock and non-stock-based awards under the incentive plan. These awards may be subject to such conditions and restrictions as the committee may determine, including, but not limited to, the achievement of certain performance goals or continued employment with us through a specific period. Each award under the plan may not be exercisable more than 10 years after the date of grant.

Our Board of Directors may at any time amend, alter or discontinue the incentive plan, but cannot, without a participant’s consent, take any action that would impair the rights of such participant under any award granted under the plan. To the extent required by law, the Board of Directors will obtain approval of the stockholders for any amendment that would:

•	other than through adjustment as provided in the incentive plan, increase the total number of shares of our Common Stock reserved for issuance under the incentive plan;

•	change the class of eligible participants under the incentive plan; or

•	otherwise require such approval.

Incentive Award Grants Since Inception

On June 4, 2004, we granted 335,000 shares of Common Stock to our manager, and 6,000 shares of Common Stock to our then three independent directors pursuant to our incentive plan. On June 30, 2004, Frank Caufield and James Kimsey joined our Board of Directors and in July 2004, each was granted 2,000 shares of restricted stock. In September 2005 and June 2006, we granted each of our independent directors an additional 2,000 shares of restricted stock pursuant to the automatic annual restricted stock awards provision in our incentive plan.

In May 2006, Mark Weiss, our president, was awarded 60,000 restricted shares of Common Stock and 150,000 stock options, which are exercisable for shares of our Common Stock, subject to certain vesting conditions. See “Compensation Discussion and Analysis—Long-Term Equity Incentives” above for more detail on the terms of these awards.

On April 1, 2007, certain key employees of J.E. Robert Company, including certain of our executive officers, were awarded an aggregate of 124,500 restricted shares of Common Stock, subject to vesting over a period of three years. Half of these restricted shares vest over the requisite service period and the remainder vest only if certain performance targets are achieved. The following table shows the restricted shares of Common Stock awarded to our executive officers, including certain of our named executive officers, on April 1, 2007.

Officer	Number of Restricted Shares Received
Mark S. Weiss	40,000
Keith Belcher	10,000
Tae-Sik Yoon	15,000
Kenneth Krejca	7,500
J. Michael McGillis	7,500

Pursuant to the restricted stock agreements under which these shares of common stock were issued, in the event that a change in control (as defined in the incentive plan) of the Company occurs during the executive officer’s term of employment with J.E. Robert Company and, as a result of such change in control, one or more of the following occurs: (i) our manager ceases to serve as the manager of the Company or its successor; (ii) the Company or its successor does not assume, convert or replace the awards; or (iii) the executive officer’s employment with J.E. Robert Company is (x) involuntarily terminated other than for willful misconduct (as defined in the restricted stock agreement) or (y) terminated by the executive for good reason (as defined in the restricted stock agreement), for each of (x) and (y) at any time during the 24 month period following the date of such change in control, then the portion of the restricted stock awards that are subject to vesting over three years subject to continued employment with J.E. Robert Company will become immediately and fully vested as of the date of such event and the portion of the restricted stock awards that are subject to vesting based on the achievement of certain performance targets will become immediately and fully vested if the performance target would have been met if measured on an annualized basis (including for up to the remaining vesting periods) as of the date of such event.

Compensation Committee Interlocks and Insider Participation

Messrs. Altobello, Caufield and Kimsey served as members of our Compensation Committee during 2006.

Compensation Committee Report

The report of our Compensation Committee is provided below.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” with the Company’s management. Based upon this review and their discussions, the Compensation Committee recommended that the Board of Directors include the “Compensation Discussion and Analysis” in this proxy statement.

THE COMPENSATION COMMITTEE

James V. Kimsey

Frank J. Caufield

Daniel J. Altobello

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

For purposes of this proxy statement, a “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(i)	voting power, which includes the power to vote, or to direct the voting of, shares of our Common Stock; and/or

(ii)	investment power, which includes the power to dispose, or to direct the disposition of, shares of our Common Stock.

A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security at any time within 60 days.

Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of shares of our Common Stock as of April 2, 2007 by each person known by us to be the beneficial owner of more than five percent of our Common Stock, and by each of our directors and executive officers, individually and as a group. Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power.

Name and Address of Beneficial Owner(1)(2)	Number of Shares Beneficially Owned		Percentage of Class
Third Avenue Management LLC	2,403,015	(3)	9.3%
Munder Capital Management	2,103,414	(4)	8.1%
Dreman Value Management LLC	1,962,300	(5)	7.6%
DePrince, Race & Zollo, Inc.	1,369,500	(6)	5.3%
Wells Fargo & Company	1,334,400	(7)	5.2%
Joseph E. Robert, Jr.	1,722,790	(8)	6.7%
JER Commercial Debt Advisors LLC	335,000	(8)	1.3%
Frank J. Caufield	139,333		*
James V. Kimsey	139,000		*
W. Russell Ramsey	39,300	(9)	*
Keith W. Belcher	30,000		*
Mark S. Weiss	130,000		*
Tae-Sik Yoon	25,000		*
Daniel T. Ward	3,500		*
Daniel J. Altobello	6,000		*
Peter D. Linneman	6,000		*
Kenneth D. Krejca	9,167		*
J. Michael McGillis	7,500		*
All directors and officers as a group (12 persons)	2,257,590		8.7%

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes securities over which a person has voting or investment power. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days of the date hereof, are deemed beneficially owned for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person.

(2)	The address of JER Commercial Debt Advisors LLC and all officers and directors listed above is c/o J.E. Robert Company, Inc., 1650 Tysons Blvd., Suite 1600, McLean, Virginia 22102.

(3)	Based on information included in the Schedule 13G filed by Third Avenue Management LLC (“TAM”) on February 14, 2007. Third Avenue Real Estate Value Fund, an investment company registered under the

Investment Company Act of 1940, has the right to receive dividends from, and the proceeds from the sale of, 2,252,800 of the shares reported by TAM, and various separately managed accounts for whom TAM acts as investment advisor have the right to receive dividends from, and the proceeds of the sale of, 151,215 of the shares reported by TAM. The address for TAM is 622 Third Avenue, 32nd Floor, New York, New York 10017.

(4)	Based on information included in the Schedule 13G filed by Munder Capital Management (“Munder”) on February 14, 2007. The address for Munder is Munder Capital Center, 480 Pierce Street, Birmingham, MI 48009.

(5)	Based on the information included in the Schedule 13G filed by Dreman Value Management, LLC (“Dreman”) on February 14, 2007. The address for Dreman is Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311.

(6)	Based on the information included in the Schedule 13G filed by DePrince, Race & Zollo, Inc (“DePrince”) on February 5, 2007. The address for DePrince is 250 Park Ave South, Suite 250, Winter Park, FL 32789.

(7)	Based on the information included in the Schedule 13G filed by Wells Fargo & Company (“Wells Fargo”) on January 30, 2007. The address for Wells Fargo is 420 Montgomery Street, San Francisco, CA 94104.

(8)	Includes 335,000 shares granted to JER Commercial Debt Advisors LLC pursuant to our incentive plan upon closing of the private placement. Joseph E. Robert, Jr. is the managing member of JER Commercial Debt Advisors LLC and owns, directly or indirectly a majority of its membership interests.

(9)	Mr. Ramsey holds 33,300 shares of Common Stock through RNR, LLC, which is jointly owned by Mr. Ramsey and his wife, Norma Ramsey. The remaining 6,000 shares of common stock are owned directly by Mr. Ramsey.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, executive officers and persons beneficially owning more than ten percent of a registered class of a company’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC and the New York Stock Exchange.

To our knowledge, based solely on review of the copies of such reports furnished to us during the year ended December 31, 2006, all of our directors, executive officers and greater-than-ten-percent owners were in compliance with the Section 16(a) filing requirements except for a late filing on: Form 4 by Daniel Altobello with respect to 2,000 shares of restricted Common Stock, granted pursuant to the Company’s Nonqualified Stock Option and Incentive Award Plan, filed on July 31, 2006; Form 4 by Frank Caufield with respect to 2,000 shares of restricted Common Stock, granted pursuant to the Company’s Nonqualified Stock Option and Incentive Award Plan, filed on July 31, 2006; Form 4 by James Kimsey with respect to 2,000 shares of restricted Common Stock, granted pursuant to the Company’s Nonqualified Stock Option and Incentive Award Plan, filed on July 31, 2006; Form 4 by Peter Linneman with respect to 2,000 shares of restricted Common Stock, granted pursuant to the Company’s Nonqualified Stock Option and Incentive Award Plan, filed on July 31, 2006 and Form 4 by Russell Ramsey with respect to 2,000 shares of restricted Common Stock, granted pursuant to the Company’s Nonqualified Stock Option and Incentive Award Plan, filed on July 31, 2006.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our chairman and chief executive officer and each of our executive officers also serve as officers of our manager and other affiliated companies of J.E. Robert Company. At the time of our formation when our management agreement, incentive plan, conflicts policy and other organizational matters were approved for us, Mr. Robert, the sole stockholder of J.E. Robert Company, was our sole stockholder and sole director. In addition, Mr. Robert and J.E. Robert Company were the only members of our manager. As a result, these matters were not negotiated at arm’s length and their terms, including fees payable to our manager, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, J.E. Robert Company and its affiliates manage other real estate investment entities including JER Real Estate Partners III, L.P. (“JER Fund III”) and JER Real Estate Partners IV, L.P. (“JER Fund IV” and, together with JER Fund III, the “JER Funds”), which may have investment objectives similar to ours. We must abide by the terms of the conflicts of interest policy developed by J.E. Robert Company with respect to conflicts of interest between us and the JER Funds. To the extent that specific investment opportunities are determined by J.E. Robert Company to be suitable for and advantageous to us and JER Fund IV, J.E. Robert Company will allocate the opportunities equally between us and JER Fund IV wherever reasonably practicable. Where J.E. Robert Company determines that an equal allocation is not reasonably practicable, it will allocate that investment in a manner that it determines in good faith to be fair and reasonable. The conflicts policy may at times prevent us from acquiring 100% of certain attractive investments because the policy requires that investments determined to be appropriate for both us and JER Fund IV be allocated equally between us and JER Fund IV whenever reasonably practicable. In addition, where J.E. Robert Company determines that it is not reasonably practicable to equally allocate an investment, that investment may be allocated solely to JER Fund IV. J.E. Robert Company will also apply the foregoing allocation procedures between us and any future investment funds, companies or vehicles or other entities that it controls with which we have overlapping investment objectives. J.E. Robert Company may also alter the policy at any time without notice to or input from us or our stockholders.

Our manager received an award of 335,000 shares of our Common Stock upon closing of our June 2004 private placement. Mr. Robert, our manager, our officers, directors and employees as well as officers, directors and employees of J.E. Robert Company currently beneficially own in the aggregate approximately 15.0% of our Common Stock.

Two of our directors, Messrs. Altobello and Ramsey, are also directors of Friedman, Billings, Ramsey Group, Inc., the parent company of Friedman, Billings, Ramsey & Co., Inc. Friedman, Billings, Ramsey & Co., Inc. acted as initial purchaser and placement agent in connection with the private placement and Friedman, Billings, Ramsey & Co., Inc. and its affiliates purchased 910,683 shares of our Common Stock in that offering for approximately $13.3 million. Friedman, Billings, Ramsey & Co., Inc. also acted as the sole book-runner of our initial public offering.

Pursuant to the terms of our management agreement with JER Commercial Debt Advisors LLC, our manager, we pay our manager a monthly base management fee and, if earned, a quarterly incentive fee. The management agreement also provides that we will reimburse our manager for certain expenses incurred by our manager on our behalf, including a fixed overhead allocation expense.

Through December 31, 2005, we originated, together with JER Fund III, mezzanine loans totaling $63.4 million as part of a program to provide financing for garden apartment condominium conversions in Florida. Because these mezzanine loans were determined to be suitable for both us and JER Fund III, the ownership of these loans has been allocated equally between us and JER Fund III in accordance with the conflicts policy adopted by J.E. Robert Company described above. Consequently, our share of the mezzanine loans originated was $31.7 million. At December 31, 2006, there was $23.7 million outstanding related to these loans.

During the year ended December 31, 2006, we invested in three mezzanine loans totaling $65.0 million where JER Fund III held a controlling equity interest in the borrower. The acquisition of these mezzanine loans was approved by the independent Board of Directors as required by our investment guidelines. At December 31, 2006, there was $65.0 million outstanding related to these loans.

On March 16, 2007, we invested in a pari passu mortgage note in the principal amount of $30.0 million where JER Fund III held a controlling equity interest in the borrower. The acquisition of this note was approved by the independent Board of Directors as required by our investment guidelines. As of April 13, 2007, $30.0 million was outstanding on this note.

Each CMBS securitization requires that a special servicer be appointed by the purchaser controlling the most subordinated non-investment grade class of securities. As our manager does not have special servicer status, it is required to appoint J.E. Robert Company or another entity that has special servicer status as the special servicer whenever we acquire a controlling interest in the most subordinated non-investment grade class of a CMBS securitization. In addition to the amounts paid by us to our manager as outlined in “Compensation Discussion and Analysis—Management Fees and Executive Compensation,” J.E. Robert Company earned $3.7 million and $0.4 million in fees as special servicer during the years ended December 31, 2006 and 2005, respectively. All fees due to J.E. Robert Company as special servicer are paid either by the applicable securitization vehicles or the borrower and not directly by the Company and such fees are consistent with traditional, well established market standards and are set as part of the arms-length negotiations to acquire such CMBS bonds from the issuer. However, because we generally own the first loss position in these same CMBS issuances, payment of special servicing fees to J.E. Robert Company may reduce the amounts available to pay us pursuant to the terms of the applicable CMBS trusts.

In connection with our second CDO II on October 17, 2006, one of our wholly owned subsidiaries entered into a collateral administration agreement with J.E. Robert Company, pursuant to which J.E. Robert Company has agreed to advise a wholly owned subsidiary on certain matters regarding the collateral interests and other eligible investments securing the notes issued in CDO II. J.E. Robert Company will receive fees in return for such services. J.E. Robert Company will receive two fees payable on a monthly basis, with the first fee equal to 1/12 of 0.075% of the Monthly Asset Amount, as defined in the CDO II indenture, and the second fee equal to 1/12 of 0.05% of the Monthly Asset Amount, each fee payable with different priorities as set forth in the indenture. For the year ended December 31, 2006, we incurred $0.3 million in collateral administration fees pursuant to the agreement. These fees were approved by the independent members of our Board of Directors.

We have not entered into any other transactions in which any other director or officer or stockholder of ours or of our manager had any material interest.

Policy Regarding the Review, Approval or Ratification of Transactions with Related Persons

In recognition of the fact that transactions involving related parties can present potential or actual conflicts of interest or create the appearance that Company decisions are based on considerations other than the best interests of the Company and its stockholders, the Board of Directors has adopted a written policy, the Policy and Procedures With Respect to Related Person Transactions, which we refer to as our Related Persons Policy, which provides for the review and approval (or, if completed, ratification) by the Audit Committee (or, in certain circumstances, the Chair of the Audit Committee) of all transactions involving the Company in which a related party is known to have a direct or indirect interest, including transactions required to be reported under paragraph (a) of Item 404 of Regulation S-K promulgated by the SEC. All Related Persons are required to report to our legal department, which is required to submit to our Audit Committee, any such related party transaction prior to its completion.

Our Related Person Policy covers all transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect interest.

A “Related Person”, as defined in our Related Person Policy, means any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company; any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

In reviewing any related person transaction, all of the relevant facts and circumstances must be considered, including (i) the related person’s relationship to us and his or her interest in the transaction, (ii) the proposed aggregate value of the transaction, or, in the case of indebtedness, the amount of principal that would be involved, (iii) the benefits to us, (iv) the availability of comparable products or services that would avoid the need for a related person transaction and (v) the terms of the transaction and the terms available to unrelated third parties or to employees generally.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors, following the recommendation of the Nominating and Corporate Governance Committee, has recommended that Messrs. Robert, Belcher, Altobello, Linneman, Ramsey, Caufield and Kimsey be elected to serve on the Board of Directors, each until the annual meeting of stockholders for 2008 and until their respective successors are duly elected and qualify. For certain information regarding each nominee, see “Board of Directors” above.

Each nominee has consented to being named in this proxy statement and to serve if elected. If, prior to the annual meeting, either nominee should become unavailable to serve, the shares of voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors in accordance with the Company’s charter and bylaws.

Election of the director nominees named in this proposal requires the affirmative vote of a plurality of the shares of our voting securities cast in the election of directors at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the Board of Directors’ nominees. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. Broker non-votes, if any, will not be counted as having been voted and will have no effect on the outcome of the vote on the election of directors. Stockholders may not cumulate votes in the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE

ELECTION OF THE NOMINEES FOR DIRECTORS IDENTIFIED ABOVE.

PROPOSAL NO. 2

APPROVAL OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposed Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accountants, has served as the independent registered public accounting firm for us and our subsidiaries for the fiscal year ended December 31, 2006. The Audit Committee of the Board of Directors has appointed Ernst & Young LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2007 and has further directed that the selection of the independent registered public accounting firm be submitted for approval by the stockholders at the Annual Meeting.

Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the approval of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2007.

Principal Accountant Fees and Services

During the years ended December 31, 2006 and 2005, we engaged Ernst & Young LLP to provide us with audit, audit-related and tax services. Services provided included the examination of annual financial statements, limited review of unaudited quarterly financial information, review and consultation regarding filings with the Securities and Exchange Commission and the Internal Revenue Service, assistance with management’s evaluation of internal accounting controls under Sarbanes-Oxley, consultation on financial and tax accounting and reporting matters, and verification procedures as required by collateralized debt obligations. Fees for 2006 reflect estimated fees for completion of services related to 2006, and fees for 2005 reflect actual amounts paid for services related to 2005. Fees for 2006 and 2005 were as follows:

Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total
2006	$997,780	$0	$75,000	—	$1,072,780
2005	$943,000	$25,000	$67,500	—	$1,035,500

Audit Fees. Audit fees are fees billed for the audit of the consolidated financial statements, consultation on audit related matters, Sarbanes-Oxley compliance costs and review of SEC filings. This category also includes review of, and consents for, filings with the SEC related to registration statements (including our initial public offering) and the issuance of comfort letters.

Audit-Related Fees. Audit-related fees principally included attest services not required by statute or regulation.

Tax Fees. Tax fees for the years ended December 31, 2006 and 2005 related to tax planning and compliance and tax return preparation.

There were no All Other Fees incurred for the fiscal years ended December 31, 2006 and 2005.

The Audit Committee has considered all services provided by the independent registered public accounting firm to us and concluded this involvement is compatible with maintaining the auditors’ independence.

The Audit Committee is responsible for appointing the Company’s independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. The Audit Committee has a policy for the pre-approval of all audit and permissible non-audit services to be provided by the independent registered public accounting firm.

This policy is subject to certain guidelines and pre-approved services that, in the judgment of management and the auditor, would not violate the auditor’s independence. At the end of each quarter, or at any time cumulative fees not previously reported to the Audit Committee exceed $500,000, management creates a schedule of the services performed which the Audit Committee then reviews and approves.

PROPOSAL NO. 3: AMENDMENT TO THE COMPANY’S NONQUALIFIED

STOCK OPTION AND INCENTIVE AWARD PLAN

We are asking the Company’s stockholders to approve an amendment to the Company’s Nonqualified Stock Option and Incentive Award Plan (the “Plan”). The Board of Directors believes that the Company’s stock incentive program is an important factor in attracting and having available to us the services of directors, officers, employees, advisors, consultants and other personnel of the Company, our manager and J.E. Robert Company essential to the Company’s success, aligning those individuals’ long-term interests with those of our stockholders and encouraging high levels of performance by individuals to promote the success of the Company’s business. Therefore, the Board of Directors has approved an amendment to the Plan, subject to the approval of the Company’s stockholders. The amendment to the Plan is intended to conform the plan with the incentive programs of our peer companies, and the Board of Directors believes that approval of the amendment to the Plan is in the best interests of the Company and its stockholders.

We are seeking approval to amend the Plan and to adopt the Nonqualified Stock Option and Incentive Award Plan for Manager Only (the “Manager Plan,” which is described in Proposal No. 4) so that we will have two separate incentive plans, one for directors, officers, employees, advisors, consultants and other personnel of the Company, our manager and J.E. Robert Company who are natural persons and the other for our manager or other consultants to the Company that are not natural persons. The aggregate number of shares of Common Stock that may be issued under the Plan and the Manager Plan (collectively, the “Plans”) is subject to a combined maximum limit (subject to the exceptions described below), which means that if shares of Common Stock are issued under the Plan, less shares of Common Stock will be available for issuance under the Manager Plan. Correspondingly, if shares of Common Stock are issued under the Manager Plan, less shares of Common Stock will be available for issuance under the Plan.

We are also seeking approval to amend the Plan to allow for the granting of outperformance awards. Outperformance awards (which are described in more detail below) will be awarded to designated members of the Company’s senior management team or other key employees of J.E. Robert Company. Outperformance awards are designed to deliver value only if the Company successfully creates value for stockholders based on the total return to stockholders in excess of a threshold amount as determined by the Committee (as defined below) and subject to certain conditions. Pursuant to the adoption of the outperformance awards, we are also seeking approval to increase the maximum number of shares of Common Stock reserved and available for issuance at any time under the Plan by 1,000,000 shares of Common Stock for the outperformance awards. Such shares may only be issued as outperformance awards pursuant to the terms and conditions of the Plan.

The material features of the Plan are summarized below. The following summary does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Plan, which is attached as Appendix A to this proxy statement.

General

The Plan provides for the granting of (i) nonqualified stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) performance awards, (v) outperformance awards and (vi) other stock-based and non-stock based awards under the Plan, as the Committee (as described below) may determine.

Securities Subject to the Plan

The Plan provides that (1) 106,250 shares may be awarded as restricted stock; (2) up to 1,000,000 shares may be issued as outperformance awards; and (3) 0.5% of the number of shares of Common Stock outstanding as of the effective date of the Plan may be awarded as restricted stock, options or other awards under the Plan. The Plan also provides that the number of shares described in (3) above will increase each year by the lesser of 500,000 or 0.5% of the number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year.

The aggregate number of shares of Common Stock as to which awards may be granted to any participant during any calendar year may not exceed 50% of the shares of Common Stock reserved for the purposes of the Plan. If any shares subject to an award are forfeited, canceled, exchanged or surrendered or if an award otherwise terminates or expires with or without a distribution of shares to the participant, the shares of Common Stock subject to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, count against the maximum number of shares for which awards may be granted to the participant, but will be available for grants under the Plan. In addition, if any shares of Common Stock subject to an award are tendered in payment or satisfaction of the exercise price of any award or the withholding obligation with respect to any award, such shares of Common Stock will again be available for grants under the Plan.

The Plan provides that, in the event that the Board of Directors determines that any transaction or other event affects the Common Stock such that an adjustment of outstanding awards is appropriate in order to prevent dilution or enlargement of the rights of participants under the awards, then the Committee will make such equitable adjustments as it deems necessary to the number and kind of shares of Common Stock (or other securities) which may thereafter be issued in connection with outstanding awards, the exercise price specified for the outstanding awards and the number and kind of shares of Common Stock (or other securities) authorized by or to be granted under the Plan, including the maximum grants to individuals in a specified period, as described above.

In addition, in connection with any event described in this paragraph, the Committee may provide, in its discretion, for the cancellation of any outstanding award and payment in cash or other property in exchange therefore, equal to the difference, if any, between the fair market value of the Common Stock or other property subject to the award, and the exercise price, if any.

Plan Administration

The Plan will be administered by the Board of Directors or, at the Board of Directors’ sole discretion, by a committee the Board of Directors may appoint to administer the Plan (the “Committee”), in accordance with the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as from time to time amended (the “Exchange Act”), and of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (but only to the extent necessary and desirable to maintain qualification of awards under the Plan under Section 162(m) of the Code).

Eligibility

Each natural person who performs services for the Company and is a director, officer, employee, consultant or advisor of the Company, or of any parent or subsidiary of the Company or J.E. Robert Company will be eligible to be considered for awards under the Plan. Additional participants under the Plan may be selected from time to time by the Committee, in its sole discretion, and the Committee will determine, in its sole discretion, the number of shares of Common Stock covered by each award.

Summary of Types of Awards

Stock Options

A stock option is a right to purchase a specified number of shares of Common Stock, at a specified price during a specified time as determined by the Committee. The Plan provides for the grant of nonqualified stock options only. The Committee will determine, in its sole discretion, the exercise price of each stock option, which price shall be at least 100% of the fair market value of the share of Common Stock subject to such stock option on the date of grant. As determined by the Committee, in its sole discretion, payment of the exercise price of an option may be made (i) by means of cash, cash equivalents, any cashless exercise procedure approved by the Committee, or (ii) in the form of unrestricted Common Stock already owned by the participant which has a fair market value on the date of surrender equal to the aggregate option price of the Common Stock as to which such stock option will be exercised. No fractional shares of Common Stock will be issued or accepted.

Stock Appreciation Rights

A stock appreciation right is a right to receive, upon exercise or surrender of the right, an amount determined by reference to the amount by which the fair market value of a share of Common Stock as of the date the right is exercised or surrendered exceeds the fair market value of a share of Common Stock on the grant date of the right.

Restricted Stock

A restricted stock award is an award of Common Stock that is subject to the conditions or restrictions that are set forth in the applicable award agreement (e.g, continued employment through a certain date), which, if not met, will result in the forfeiture of Common Stock by the recipient. Subject to the restrictions set forth in the applicable award agreement, while an award of restricted stock is outstanding, recipients will have all of the rights of a stockholder of the Company, including the right to vote the restricted stock and the right to receive any cash or stock dividends on such Common Stock.

Performance Awards

Performance awards may be granted in the form of performance units, which are contractual rights to receive shares of Common Stock or cash, or performance shares, which are awards of Common Stock subject to performance based conditions or restrictions. The Committee will determine the performance measurements and criteria for such performance awards, which will be based on one or more of the following: earnings, cash flow, customer satisfaction, revenues, financial return ratios, market performance, stockholder return and/or value, operating profits (including EBITDA), net profits, earnings per share, profit returns and margins, stock price, working capital, and changes between years or periods that are determined with respect to any of the above-listed performance criteria and may be designed to comply with Section 162(m) of the Code. The performance period may extend over one to five calendar years, and may overlap one another. Performance criteria may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof.

Outperformance Awards

The Plan also allows for the granting of outperformance awards to designated members of the Company’s senior management team or other key employees of J.E. Robert Company. Outperformance awards are designed to deliver value only if the Company successfully creates value for stockholders based on the total return to stockholders in excess of a threshold amount as determined by the Committee in its sole discretion, subject to the following terms: (1) the threshold amount may not be less than 36% over a three-year performance period on a simple non-cumulative basis; and (2) the aggregate value of the outperformance awards may not exceed the lesser of (i) an amount equal to 10% of the amount by which the total return to stockholders exceeds the threshold amount or (ii) $30 million. Earned outperformance awards will be paid in the form of Common Stock, which may be subject to additional vesting requirements, as the Committee determines. Subject to the restrictions set forth in the applicable award agreement, a participant who earns stock from an outperformance award, with respect to awards of stock (whether vested or unvested), all of the rights of a stockholder, including the right to vote the stock and the right to receive any cash or stock dividends on such stock.

Non-Officer Director Awards

On the first business day after the annual stockholders’ meeting of the Company, and on the first business day after each such annual meeting of the Company thereafter during the term of the Plan, each person who is a non-officer director at the time of such meeting will be granted such amount of shares of restricted stock or restricted stock units as determined by the Committee prior to the applicable annual stockholders’ meeting. One-half of the shares subject to each non officer director award will not be subject to a risk of forfeiture on the date of grant, and the other one-half of the shares will be subject to a risk of forfeiture for one year from the date of grant. In addition, the non officer director will not be able to sell, assign, transfer, pledge, hypothecate or otherwise dispose of any of the shares subject to each non officer director award for one year from the date of grant.

Other Awards

The Committee may from time to time grant other Common Stock based and non-Common Stock based awards under the Plan, including without limitation those awards pursuant to which shares of Common Stock are or may in the future be acquired, awards denominated in shares of Common Stock, securities convertible into shares of Common Stock, restricted share units, performance units, phantom securities, dividend equivalent rights, any other equity-based incentive award and cash. Other Common Stock based awards may be granted as free-standing awards or in tandem with other awards under the Plan. The Committee will determine the terms and conditions of such other Common Stock, Common Stock based and non Common Stock based awards provided that such awards will not be inconsistent with the terms and purposes of the Plan.

Effect of Change in Control

Unless the Committee determines otherwise or as otherwise provided in an award agreement, if (i) a change in control (as defined in the Plan) occurs; (ii) some or all of the outstanding awards are not cancelled by the Committee; and (iii) within the 24-month period following the change in control, the Company (or, if applicable, its affiliate) terminates the employment (or service) of the holder of a then outstanding award other than for “Cause” (which term shall be defined in the award agreement) or the holder terminates his or her employment (or service) for “Good Reason” (which term shall be defined in the award agreement), such award will, immediately prior to such termination, become fully vested and, to the extent applicable, exercisable.

For purposes of the Plan, a change in control will have been deemed to have occurred unless prior to the occurrence of such event, the Board of Directors determines that such event will not constitute a change in control.

Amendment and Termination of the Plan

The Board of Directors may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that no amendment which requires stockholder approval in order for the Plan to comply with a rule or regulation deemed applicable by the Committee, will be effective unless the same is approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

Payment of Taxes

The Plan is intended to be in compliance with the requirements of Section 162(m) of the Code and Section 409A of the Code. Each participant will, no later than the date as of which the value of an award first becomes includible in the gross income of the participant for U.S. federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any U.S. federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan will be conditional on the making of such payments or arrangements, and the Company will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

New Plan Benefits

All awards or grants under the Plan are within the discretion of the Board of Directors or the Committee and the benefits of such grants are, therefore, not determinable.

U.S Federal Income Tax Consequences Associated With the Plan

The following is a general summary under current law of certain U.S. federal income tax consequences to participants in the Plan. The summary addresses certain general tax principles and is provided only for general information. The treatment and consequences under state and local income taxes are not discussed herein. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. The summary is written on the basis that the awards granted under the Plan will either comply with or not be subject to provisions of Section 409A of the Code, a provision governing specified deferred compensation arrangements and that shares of Common Stock issued under the Plan will be held by the participant as capital assets for U.S. federal income tax purposes. This summarized tax information is not and shall not be construed as tax advice.

Non-Qualified Stock Options

A participant will generally not be subject to U.S. federal income taxation upon the grant of a non-qualified stock option (“NSO”). Rather, at the time of exercise of such NSO, the participant will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the option price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as capital gain or loss. Any such gain or loss will be long term if the shares have been held for more than one year.

Stock Appreciation Rights

A grant of stock appreciation rights (“SARs”) has no U.S. federal income tax consequences at the time of such grant. Upon the exercise of SARs, the amount of any cash and the fair market value as of the date of exercise of any shares of Common Stock received is taxable to the participant as ordinary income. The Company will generally be entitled to a deduction at the same time and equal to the amount included in the participant’s income. Upon the sale of the shares acquired by the exercise of SARs, a participant will recognize capital gain or loss in an amount equal to the difference between the amount realized upon such sale and the fair market value of the stock on the date that governs the determination of his or her ordinary income. Any such gain or loss will be long term if the shares have been held for more than one year.

Restricted Awards

In the case of an award of restricted stock, a participant generally will not be subject to U.S. federal income tax upon the grant of such an award, but, rather, the participant will recognize ordinary income in an amount equal to (i) the fair market value of the Common Stock at the time the shares become transferable or are otherwise no longer subject to a substantial risk of forfeiture (as defined in the Code), minus (ii) the price, if any, paid by the participant to purchase such stock. The Company will generally be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income. However, a participant may elect (not later than 30 days after acquiring such shares) to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by the participant at the time the restrictions lapse. The Company will be entitled to a tax deduction at the time when, and to the extent that, income is recognized by the participant. However, if shares in respect of which such election was made are later forfeited, no tax deduction is allowable to the participant for the forfeited shares, and the Company will be deemed to recognize ordinary income equal to the amount of the deduction allowed to the Company at the time of the election in respect of such forfeited shares. Upon a sale of shares, the participant will generally recognize a capital gain or loss in an amount equal to the difference between the amount realized upon such sale and the fair market value of the shares on the date that governs the determination of his or her ordinary income. Any such gain or loss will be long term if the shares have been held for more than one year following the date that determines the time that the participant recognized ordinary income in respect of such shares.

Performance Awards

A participant who has been granted a performance award generally will not recognize taxable income at the time of grant for U.S. federal income tax purposes, and the Company will not be entitled to a deduction at that time. When a performance award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and the Company will generally be entitled to a corresponding deduction.

Outperformance Awards

A participant who has been granted an outperformance award generally will not recognize taxable income at the time of grant for U.S. federal income tax purposes, and the Company will not be entitled to a deduction at that time. When an outperformance award is paid, the participant generally will recognize ordinary income, and the Company will generally be entitled to a corresponding deduction.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	150,000	$17.75	450,500
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	150,000	$17.75	450,000

On May 30, 2006, the Company granted 150,000 stock options to Mr. Weiss, its president. The stock options are exercisable for shares of the Company’s Common Stock at an exercise price of $17.75 per share. The options expire on May 30, 2016.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S NONQUALIFIED STOCK OPTION AND INCENTIVE AWARD PLAN

PROPOSAL NO. 4: ADOPTION OF THE NONQUALIFIED STOCK OPTION AND INCENTIVE AWARD PLAN FOR MANAGER ONLY

We are asking the Company’s stockholders to approve the adoption of the Nonqualified Stock Option and Incentive Award Plan for Manager Only (the “Manager Plan”).

The Board of Directors believes that the Company’s stock incentive program is an important factor in attracting and having available to us the services of directors, officers, employees, advisors, consultants and other personnel of the Company, our manager and J.E. Robert Company essential to the Company’s success, aligning those individuals’ long-term interests with those of our stockholders and encouraging high levels of performance by individuals to promote the success of the Company’s business. Therefore, the Board of Directors has approved the adoption of the Manager Plan, subject to the approval of the Company’s stockholders. The adoption of the Manager Plan is intended to bring our incentive programs into conformity with the incentive programs of our peer companies, and the Board of Directors believes that approval of the adoption of the Manager Plan is in the best interests of the Company and its stockholders.

We are seeking approval to adopt the Manager Plan so that we will have two separate incentive plans, one for directors, officers, employees, advisors, consultants and other personnel of the Company, our manager and J.E. Robert Company who are natural persons and the other for our manager or other consultants to the Company that are not natural persons. The aggregate number of shares of Common Stock that may be issued under the Plans is subject to a cap (subject to the exceptions described below), which means that if shares of Common Stock are issued under the Plan, less shares of Common Stock will be available for issuance under the Manager Plan. Correspondingly, if shares of Common Stock are issued under the Manager Plan, less shares of Common Stock will be available for issuance under the Plan.

The material features of the Manager Plan are summarized below. The following summary does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Manager Plan, which is attached as Appendix B to this proxy statement.

General

The Manager Plan provides for the granting of (i) nonqualified stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) performance awards and (v) other stock-based and non-stock based awards under the Manager Plan, as the Committee (as described below) may determine.

Securities Subject to the Plan

The number of shares of Common Stock reserved and available for issuance at any time under the Manager Plan are limited to the number of shares of Common Stock reserved and available for issuance under the Plan.

If any shares subject to an award are forfeited, canceled, exchanged or surrendered or if an award otherwise terminates or expires with or without a distribution of shares to the participant, the shares of Common Stock subject to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, count against the maximum number of shares for which awards may be granted to the participant, but again be available for grants under the Manager Plan. In addition, if any shares of Common Stock subject to an award are tendered in payment or satisfaction of the exercise price of any award or the withholding obligation with respect to any award, such shares of Common Stock will again be available for grants under the Manager Plan.

The Manager Plan provides that, in the event that the Board of Directors determines that any transaction or other event affects the Common Stock such that an adjustment of outstanding awards is appropriate in order to prevent dilution or enlargement of the rights of participants under the awards, then the Committee will make such equitable adjustments as it deems necessary to the number and kind of shares of Common Stock (or other securities) which may thereafter be issued in connection with outstanding awards, the exercise price specified for the outstanding awards and the number and kind of shares of Common Stock (or other securities) authorized by or to be granted under the Manager Plan, including the maximum grants to individuals in a specified period, as described above.

In addition, in connection with any event described in this paragraph, the Committee may provide, in its discretion, for the cancellation of any outstanding award and payment in cash or other property in exchange therefore, equal to the difference, if any, between the fair market value of the Common Stock or other property subject to the award, and the exercise price, if any.

Plan Administration

The Manager Plan will be administered by the Board of Directors or, at the Board of Directors’ sole discretion, by a committee the Board of Directors may appoint to administer the Manager Plan (the “Committee”), in accordance with the requirements of Rule 16b-3 of the Exchange Act, and of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of awards under the Manager Plan under Section 162(m) of the Code).

Eligibility

The Manager and other non-natural persons who perform services for the Company are eligible to be considered for awards under the Manager Plan. Additional participants under the Manager Plan may be selected from time to time by the Committee, in its sole discretion, and the Committee will determine, in its sole discretion, the number of shares of Common Stock covered by each award.

Summary of Types of Awards

Stock Options

A stock option is a right to purchase a specified number of shares of Common Stock, at a specified price during a specified time as determined by the Committee. The Manager Plan provides for the grant of nonqualified stock options only. The Committee will determine, in its sole discretion, the exercise price of each stock option, which price shall be at least 100% of the fair market value of the share of Common Stock subject to such stock option on the date of grant. As determined by the Committee, in its sole discretion, payment of the exercise price of an option may be made (i) by means of cash, cash equivalents, any cashless exercise procedure approved by the Committee, or (ii) in the form of unrestricted Common Stock already owned by the participant which has a fair market value on the date of surrender equal to the aggregate option price of the Common Stock as to which such stock option will be exercised. No fractional shares of Common Stock will be issued or accepted.

Stock Appreciation Rights

A stock appreciation right is a right to receive, upon exercise or surrender of the right, an amount determined by reference to the amount by which the fair market value of a share of Common Stock as of the date the right is exercised or surrendered exceeds the fair market value of a share of Common Stock on the grant date of the right.

Restricted Stock

A restricted stock award is an award of Common Stock that is subject to the conditions or restrictions that are set forth in the applicable award agreement (e.g, continued service through a certain date), which, if not met, will result in the forfeiture of Common Stock by the recipient. Subject to the restrictions set forth in the applicable award agreement, while an award of restricted stock is outstanding, recipients will have all of the rights of a stockholder of the Company, including the right to vote the restricted stock and the right to receive any cash or stock dividends on such Common Stock.

Performance Awards

Performance awards may be granted in the form of performance units, which are contractual rights to receive shares of Common Stock or cash, or performance shares, which are awards of Common Stock subject to performance based conditions or restrictions. The Committee will determine the performance measurements and criteria for such performance awards, which will be based on one or more of the following: earnings, cash flow, customer satisfaction, revenues, financial return ratios, market performance, stockholder return and/or value, operating profits (including EBITDA), net profits, earnings per share, profit returns and margins, stock price, working capital, and changes between years or periods that are determined with respect to any of the above-listed performance criteria and may be designed to comply with Section 162(m) of the Code. The performance period may extend over one to five calendar years, and may overlap one another. Performance criteria may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof.

Other Awards

The Committee may from time to time grant other Common Stock based and non-Common Stock based awards under the Manager Plan, including without limitation those awards pursuant to which shares of Common Stock are or may in the future be acquired, awards denominated in shares of Common Stock, securities convertible into shares of Common Stock, restricted share units, performance units, phantom securities, dividend equivalent rights, any other equity-based incentive award and cash. Other Common Stock based awards may be granted as free-standing awards or in tandem with other awards under the Manager Plan. The Committee will determine the terms and conditions of such other Common Stock, Common Stock based and non Common Stock based awards provided that such awards will not be inconsistent with the terms and purposes of the Manager Plan.

Effect of Change in Control

Unless the Committee determines otherwise or as otherwise provided in an award agreement, if (i) a change in control (as defined in the Manager Plan) occurs; (ii) some or all of the outstanding awards are not cancelled by the Committee; and (iii) within the 24-month period following the change in control, the Company (or, if applicable, its affiliate) terminates the employment (or service) of the holder of a then outstanding award other than for “Cause” (which term shall be defined in the award agreement) or the holder terminates its employment (or service) for “Good Reason” (which term shall be defined in the award agreement), such award will, immediately prior to such termination, become fully vested and, to the extent applicable, exercisable.

For purposes of the Manager Plan, a change in control will have been deemed to have occurred unless prior to the occurrence of such event, the Board of Directors determines that such event will not constitute a change in control.

Amendment and Termination of the Plan

The Board of Directors may at any time and from time to time alter, amend, suspend, or terminate the Manager Plan in whole or in part; provided that no amendment which requires stockholder approval in order for the Manager Plan to comply with a rule or regulation deemed applicable by the Committee, will be effective unless the same is approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

Payment of Taxes

The Manager Plan is intended to be in compliance with the requirements of Section 162(m) of the Code and Section 409A of the Code. Each participant will, no later than the date as of which the value of an award first becomes includible in the gross income of the participant for U.S. federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any U.S. federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Manager Plan will be conditional on the making of such payments or arrangements, and the Company will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

New Plan Benefits

All awards or grants under the Manager Plan are within the discretion of the Board of Directors or the Committee and the benefits of such grants are, therefore, not determinable.

U.S. Federal Income Tax Consequences Associated With the Manager Plan

The following is a general summary under current law of certain U.S. federal income tax consequences to participants in the Manager Plan. The summary addresses certain general tax principles and is provided only for general information. The treatment and consequences under state and local income taxes are not discussed herein. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. The summary is written on the basis that the awards granted under the Manager Plan will either comply with or not be subject to provisions of Section 409A of the Code, a provision governing specified deferred compensation arrangements and that shares of Common Stock issued under the Manager Plan will be held by the participant as capital assets for U.S. federal income tax purposes. This summarized tax information is not and shall not be construed as tax advice.

Non-Qualified Stock Options

A participant will generally not be subject to U.S. federal income taxation upon the grant of a non-qualified stock option (“NSO”). Rather, at the time of exercise of such NSO, the participant will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the option price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as capital gain or loss. Any such gain or loss will be long term if the shares have been held for more than one year.

Stock Appreciation Rights

A grant of stock appreciation rights (“SARs”) has no U.S. federal income tax consequences at the time of such grant. Upon the exercise of SARs, the amount of any cash and the fair market value as of the date of exercise of any shares of Common Stock received is taxable to the participant as ordinary income. The Company will generally be entitled to a deduction at the same time and equal to the amount included in the participant’s income. Upon the sale of the shares acquired by the exercise of SARs, a participant will recognize capital gain or loss in an amount equal to the difference between the amount realized upon such sale and the fair market value of the stock on the date that governs the determination of its ordinary income. Any such gain or loss will be long term if the shares have been held for more than one year.

Restricted Awards

In the case of an award of restricted stock, a participant generally will not be subject to U.S. federal income tax upon the grant of such an award, but, rather, the participant will recognize ordinary income in an amount equal to (i) the fair market value of the Common Stock at the time the shares become transferable or are otherwise no longer subject to a substantial risk of forfeiture (as defined in the Code), minus (ii) the price, if any, paid by the participant to purchase such stock. The Company will generally be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income. However, a participant may elect (not later than 30 days after acquiring such shares) to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by the participant at the time the restrictions lapse. The Company will be entitled to a tax deduction at the time when, and to the extent that, income is recognized by the participant. However, if shares in respect of which such election was made are later forfeited, no tax deduction is allowable to the participant for the forfeited shares, and the Company will be deemed to recognize ordinary income equal to the amount of the deduction allowed to the Company at the time of the election in respect of such forfeited shares. Upon a sale of shares, the participant will generally recognize a capital gain or loss in an amount equal to the difference between the amount realized upon such sale and the fair market value of the shares on the date that governs the determination of its ordinary income. Any such gain or loss will be long term if the shares have been held for more than one year following the date that determines the time that the participant recognized ordinary income in respect of such shares.

Performance Awards

A participant who has been granted a performance award generally will not recognize taxable income at the time of grant for U.S. federal income tax purposes, and the Company will not be entitled to a deduction at that time. When a performance award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and the Company will generally be entitled to a corresponding deduction.

Equity Compensation Plan Information

Please see “Equity Plan Compensation Plan Information” above under Proposal 3 of this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE NONQUALIFIED STOCK OPTION AND INCENTIVE AWARD PLAN FOR MANAGER ONLY

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS FOR 2008 ANNUAL MEETING

Proposals received from stockholders are given careful consideration by the Company in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2008 annual meeting of stockholders if they are received by the Company on or before December 21, 2007. Any proposal should be directed to the attention of the Company’s Secretary at 1650 Tysons Blvd, Suite 1600, McLean, Virginia 22102.

In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c), such proposal must be received by the Company not later than the last date for submission of stockholder proposals under the Company’s Bylaws. In order for a proposal relating to business to be conducted at our 2008 annual meeting of stockholders to be “timely” under the Company’s Bylaws, it must be received by the secretary of the Company at our principal executive office no later than the close of business on January 19, 2008 and no earlier than the close of business on December 21, 2007. However, in the event that the date of mailing of the notice of the 2008 annual meeting of stockholders is advanced or delayed by more than 30 days from April 20, 2008, a proposal by the stockholders to be timely must be received not earlier than the close of business on the 120th day before mailing of notice of such meeting and not later than the close of business on the later of the 90th day before mailing of notice of such meeting or the 10th day after the day on which public announcement of the date of such meeting is first made by the Company. For additional requirements, a stockholder may refer to our Bylaws, a copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our Bylaws, the proposal may be excluded from consideration at the meeting.

OTHER MATTERS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, including a proposal omitted from this Proxy Statement in accordance with Rule 14a-8 under the Exchange Act, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

No person is authorized to give any information or to make any representation not contained in this proxy statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this proxy statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the proxy statement.

ADDITIONAL INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC at 100 F Street N.E., Washington, D.C. 20549. You may read and copy any reports, statements or other information we file at the SEC’s public reference rooms in Washington, D.C. and New York, New York. Please call the SEC at (800) SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and on the web site maintained by the SEC at www.sec.gov. Such information will also be furnished upon written request to JER Investors Trust Inc., 1650 Tysons Blvd, Suite 1600, McLean, Virginia 22102, Attention: Investor Relations and can also be accessed through our website at www.jer.com.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The

Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to JER Investors Trust Inc., 1650 Tysons Blvd, Suite 1600, McLean, Virginia 22102, Attention: Investor Relations.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS, THE APPROVAL OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2007, THE ADOPTION OF THE AMENDMENT TO THE COMPANY’S NONQUALIFIED STOCK INCENTIVE AND AWARD PLAN AND THE ADOPTION OF THE NONQUALIFIED STOCK INCENTIVE AND AWARD PLAN FOR MANAGER ONLY . WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 17, 2007. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Daniel T. Ward

Secretary

McLean, Virginia

April 17, 2007

Appendix A

JER INVESTORS TRUST INC.

NONQUALIFIED STOCK OPTION AND

INCENTIVE AWARD PLAN

Adopted on May     , 2007

i

JER INVESTORS TRUST INC.

NONQUALIFIED STOCK OPTION AND INCENTIVE AWARD PLAN

SECTION 1

PURPOSE OF PLAN; DEFINITIONS

1.1 Purpose. The purpose of the Plan is to reinforce the long-term commitment to the Company’s success of those Non-Officer Directors, officers, directors, employees, advisors, consultants, and other personnel who are or will be responsible for such success; to facilitate the ownership of the Company’s stock by such Persons, thereby reinforcing the identity of their interests with those of the Company’s stockholders; to assist the Company in attracting and retaining individuals with experience and ability and to benefit the Company’s stockholders by encouraging high levels of performance by Persons whose performance is a key element in achieving the Company’s continued success.

1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means (i) any Person directly or indirectly controlling, controlled by or in common control with such other Person, (ii) any officer or general partner of such other Person and (iii) any legal entity for which such Person acts as an executive officer or general partner.

(b) “Award” or “Awards” means an award described in Section 5 hereof.

(c) “Award Agreement” means an agreement described in Section 6 hereof entered into between the Company and a Participant, setting forth the terms, conditions and any limitations applicable to the Award granted to the Participant.

(d) “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” of the Company shall be deemed to have occurred if an event set forth in any one of the following paragraphs (i)-(iii) shall have occurred unless prior to the occurrence of such event, the Board determines that such event shall not constitute a Change in Control:

(i)	any Person, other than Joseph E. Robert, Jr. (or his estate, heirs, testamentary trusts, executor, administrator, committee or other personal representative) or any Affiliate of the Company or J.E. Robert Company, Inc.) is or becomes Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company, excluding (A) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (ii) below, and (B) any Person who becomes such a Beneficial Owner through the issuance of such securities with respect to purchases made directly from the Company; or

(ii)	consummation of a merger or consolidation of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the then outstanding securities of the Company; or

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(iii)	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company; or
(iv)	individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Effective Date and whose election or nomination for election by the Company’s shareholders was approved by the vote of at least two-thirds of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consent by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

(h) “Commission” means Securities and Exchange Commission.

(i) “Committee” means any committee the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet (1) the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act and (2) the New York Stock Exchange’s requirements with respect to “independence”. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

(j) “Company” means JER Investors Trust Inc., a Maryland corporation.

(k) “Disability” means, unless otherwise provided by the Committee in a Participant’s Award Agreement, a disability which renders the Participant incapable of performing all of his or her material duties for a period of at least 180 consecutive or non-consecutive days during any twelve-month period. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

(l) “Effective Date” means the date provided pursuant to Section 11 hereof.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, as of any given date, (i) the closing price of a share of the Company’s Stock on the principal exchange on which shares of the Company’s Stock are then trading, if any, on the trading day of the applicable Stock grant; or (ii) if such Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (x) the last sales price (if the Stock is then listed as a National Market Issue under the NASDAQ National Market System) or (y) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on the trading day of the applicable Stock grant as reported by NASDAQ or such successor quotation system; or (iii) if such Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock, on the day of the applicable stock grant, as determined in good faith by the Committee; or (D) if the Stock is not publicly traded, the fair market value established by the Committee using any reasonable method and acting in good faith.

(o) [Reserved]

(p) [Reserved]

(q) “Non-Officer Director” means a director of the Company who is not an officer or employee of the Company.

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(r) “Non-Officer Director Restricted Stock Award” shall have the meaning set forth in Section 5.6 hereof.

(s) “144A Offering” means the offering, dated June 4, 2004, pursuant to Rule 144A of the Securities Act of 10,000,000 shares of Stock.

(t) “Participant” means any Non-Officer Director, the Manager, any employee of the Manager who is performing services for the Company and any director, officer, employee, consultant or advisor to the Company or to any parent, affiliate or subsidiary of the Company, or any other Person selected by the Committee, pursuant to the Committee’s authority in Section 2 hereof, to receive Awards.

(u) “Person” means an individual, and, only to the extent allowed under Rule 701 of the Securities Act, a corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

(v) “Plan” means this JER Investors Trust Nonqualified Stock Option and Incentive Award Plan.

(w) “Restricted Stock” means Stock as described in Section 5.3 hereof.

(x) “Securities Act” means the Securities Act of 1933, as amended.

(y) “Stock” means the common stock, par value $0.01 per share, of the Company.

(z) “Stock Appreciation Right” shall have the meaning set forth in Section 5.2 hereof.

(aa) “Stock Option” means any option to purchase shares of Stock granted pursuant to the Plan. The Stock Options granted hereunder are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code.

(bb) “10% Stockholder” means an owner of Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of Stock of the Company or its parent of subsidiaries.

(cc) “Termination of Service” means a Participant’s termination of employment or other service, as applicable, with the Company and/or its Affiliates. Unless otherwise provided in the Award Agreement, cessation of service as an officer, employee, director or consultant, or other covered positions shall not be treated as a Termination of Service if the Participant continues without interruption to serve thereafter in another one (or more) of such other capacities, and Termination of Service shall be deemed to have occurred when service in the final covered capacity ceases.

SECTION 2

ADMINISTRATION

2.1 Administration. The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act, by the Board or, at the Board’s sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

2.2 Duties and Powers of the Committee. The Committee shall have the power and authority to grant Awards to Participants pursuant to the terms of the Plan, and, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

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In particular, the Committee shall have the authority to determine, in a manner consistent with the terms of the Plan:

(a) in addition to the Non-Officer Directors, those officers, employees, directors, consultants or advisors, if any, who shall be Participants;

(b) subject to Section 3 hereof, the number of shares of Stock to be covered by and the vesting schedule of each Stock Option granted hereunder;

(c) the terms and conditions of any Award granted hereunder, including the waiver or modification of any such terms or conditions, consistent with the provisions of the Plan (including, but not limited to, Section 8 hereof); and

(d) the terms and conditions which shall govern all the Award Agreements, including the waiver or modification of any such terms or conditions.

2.3 Majority Rule. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

2.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee may receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities that members of the Committee or Board may incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Board, the Company and any officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Award, and all members of the Committee and Board shall be fully protected and indemnified to the fullest extent permitted by law, by the Company, in respect of any such action, determination or interpretation.

SECTION 3

STOCK SUBJECT TO PLAN

3.1 Number and Source of Shares. Unless the Plan is subsequently amended, the maximum number of shares of Stock reserved and available for issuance at any time under the Plan may not exceed the sum of (i) 106,250 shares of Stock, which may be issued in the form of Restricted Stock Awards, (ii) 1,000,000 shares of Stock, which may be issued pursuant to Section 5.5 hereof and (iii) 0.5% of the number of shares of Stock outstanding at the Effective Date on a fully diluted basis subject to adjustment as provided herein, and as increased on the first day of each of the first five (5) fiscal years of the Company beginning after the Effective Date by a number of shares of Stock equal to the lesser of (x) 0.5% of the number of shares of Stock outstanding on the last day of the immediately preceding fiscal year or (y) 500,000 shares of Stock; provided, however, that, except in the case of the number of shares of Stock described in subparagraph (ii) above, such amount shall be reduced by the number of shares of Stock awarded under the JER Investors Trust Nonqualified Stock Option and Incentive Award Plan (Manager Only). Except in the case of Awards made pursuant to Section 5.5 hereof, the aggregate number of shares of Stock as to which Awards may be granted to any Participant during any calendar year may not, subject to adjustment as provided in this Section 3 exceed 50% of the shares of Stock reserved for the purposes of the Plan. In the case of Awards made pursuant to Section 5.5 hereof, the aggregate number of shares of Stock as to which Awards may be granted to any Participant may not, subject to adjustment as provided in this Section 3 exceed 50% of the shares of Stock reserved for the purposes of Section 5.5. The Stock which

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may be issued pursuant to an Award under the Plan may be treasury Stock, authorized but unissued Stock, or Stock acquired, subsequently or in anticipation of the transaction, in the open market to satisfy the requirements of the Plan. Awards may consist of any combination of such Stock, or, at the election of the Company, cash. If any shares of Stock subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires with or without a distribution of shares to the Participant, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, count against the maximum number of shares for which Awards may be granted to the Participant under the preceding sentence.

3.2 Unrealized Awards. Subject to the limitations set forth in the last sentence of Section 3.1 hereof, if any shares of Stock subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires with or without a distribution of shares to the Participant, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for grants under the Plan. In addition, if any shares of Stock are tendered in payment or satisfaction of the exercise price of any Award or the withholding obligation with respect to any Award, such shares of Stock shall again be available for grants under the Plan.

3.3 Adjustment of Awards. Upon the occurrence of any event which affects the shares of Stock in such a way that an adjustment of outstanding Awards is appropriate in order to prevent the dilution or enlargement of rights under the Awards (including, without limitation, any extraordinary dividend or other distribution (whether in cash or in kind), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event), the Committee shall make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of shares of Stock (or other securities) which may thereafter be issued in connection with such outstanding Awards and adjustments to any exercise price specified in the outstanding Awards and shall also make appropriate equitable adjustments to the number and kind of shares of Stock (or other securities) authorized by or to be granted under the Plan. Such other substitutions or adjustments shall be made respecting Awards hereunder as may be determined by the Committee, in its sole discretion. In connection with any event described in this paragraph, the Committee may provide, in its discretion, for the cancellation of any outstanding Award and payment in cash or other property in exchange therefor, equal to the difference, if any, between the Fair Market Value of the Stock or other property subject to the Award, and the exercise price, if any. Unless the Committee determines otherwise, if (i) a Change in Control occurs; (ii) some or all of the outstanding Awards are not cancelled pursuant to the preceding sentence; and (iii) within the 24-month period following the Change in Control, the Company (or, if applicable, its Affiliate) terminates the employment (or service) of the holder of a then outstanding Award other than for "Cause" (which term shall be defined in the Award Agreement) or the holder terminates his or her employment (or service) for "Good Reason" (which term shall be defined in the Award Agreement), such Award shall, immediately prior to such termination, become fully vested and, to the extent applicable, exercisable.

SECTION 4

ELIGIBILITY

Each employee of the Manager and its Affiliates who is performing services for the Company and each Non-Officer Director, officer, director, employee, consultant or advisor of the Company or any parent, affiliate or subsidiary of the Company (who is a natural person) shall be eligible for Awards under the Plan. Additional Participants under the Plan may be selected from time to time by the Committee, in its sole discretion, and the Committee shall determine, in its sole discretion, the number of shares covered by each Award.

5

SECTION 5

AWARDS

Awards may include, but are not limited to, those described in this Section 5. The Committee may grant Awards singly or in combination with other Awards, as the Committee may in its sole discretion determine. Subject to the other provisions of this Plan, Awards may also be granted in combination or in replacement of, or as alternatives to, grants or rights under this Plan and any other employee (or director) benefit or compensation plan of the Company.

5.1 Stock Options. A Stock Option is a right to purchase a specified number of shares of Stock, at a specified price during such specified time as the Committee shall determine.

(a) A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares of Stock to be purchased; provided, however, that subsequent to the grant of any Stock Option, the Committee may, at any time before complete termination of such Stock Option, accelerate, in its discretion, the time or times at which such Stock Option may be exercised in whole or in part (without reducing the term of such Stock Option). All Award Agreements shall provide for a minimum vesting period of at least one (1) year (subject to such shorter vesting periods expressly set forth herein (i.e. upon certain Changes in Control)).

(b) Each Option, to the extent that the applicable optionee has not had a Termination of Service and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the applicable Award Agreement. Unless otherwise provided in the Award Agreement or herein, no Option (or portion thereof) shall ever be exercisable if the optionee has a Termination of Service before the time at which such Option (or portion thereof) would otherwise have become exercisable, and any Option that would otherwise become exercisable after such Termination of Service shall not become exercisable and shall be forfeited upon such termination.

(c) [Reserved]

(d) The Committee shall determine, in its sole discretion, the exercise price of each Stock Option, which price shall be at least 100% of the Fair Market Value of the share of Stock subject to such Stock Option on the date of grant.

(e) The exercise price of a Stock Option may be paid in cash or its equivalent, by certified or bank check, by delivery of a promissory note or other instrument acceptable to the Committee, as determined by the Committee. As determined by the Committee, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Committee, or (ii) in the form of unrestricted Stock already owned by the Participant which has a Fair Market Value on the date of surrender equal to the aggregate option price of the Stock as to which such Stock Option shall be exercised. No fractional shares of Stock will be issued or accepted.

5.2 Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon surrender of the right, an amount payable in cash or shares of Stock or a combination of the foregoing under such terms and conditions as the Committee shall determine. The amount payable in cash or shares of Stock with respect to each right shall be equal in value to a percentage (up to and including 100%) of the amount by which the Fair Market Value per share of Stock on the exercise date exceeds the Fair Market Value per share of Stock on the date of grant of the Stock Appreciation Right. The applicable percentage shall be established by the Committee. The Award Agreement may state whether the purchase amount payable is to be paid wholly in cash, wholly in shares of Stock or in any combination of the foregoing; if the Award Agreement does not so state the manner of payment, the Committee shall determine such manner of payment at the time of payment. The amount payable in shares of Stock, if any, is determined with reference to the Fair Market Value per share of Stock on the date of exercise.

5.3 Restricted Stock. Restricted Stock is Stock that is issued to a Participant and is subject to such terms, conditions and restrictions as the Committee deems appropriate, which may include, but are not limited to,

6

restrictions upon the sale, assignment, transfer or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment or service under certain specified conditions. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. Subject to the restrictions stated in this Section 5.3 and in the applicable Award Agreement, the Participant shall have, with respect to Awards of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Stock. The Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

5.4 Performance Awards. Performance Awards may be granted under this Plan from time to time based on such terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Plan and may be designed to comply with Section 162(m) of the Code. Performance Awards are Awards which are contingent upon the performance of all or a portion of the Company and/or its subsidiaries and/or which are contingent upon the individual performance of a Participant. Performance Awards may be in the form of performance units, performance shares and such other forms of Performance Awards as the Committee shall determine. The Committee shall determine the performance measurements and criteria for such Performance Awards, which shall be based on one or more of the following: earnings, cash flow, customer satisfaction, revenues, financial return ratios, market performance, shareholder return and/or value, operating profits (including EBITDA), net profits, earnings per share, profit returns and margins, stock price, working capital, and changes between years or periods that are determined with respect to any of the above-listed performance criteria. The performance period may extend over one to five calendar years, and may overlap one another. Performance criteria may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. The formula for any such award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss, and will be based on accounting rules and related Company accounting policies and practices in effect on the date these awards are approved by the Committee. The Company may require that the stock certificates evidencing Performance Awards granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Performance Awards, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

5.5 Outperformance Awards.

(a) Outperformance Awards are Awards that are based on value created for shareholders in excess of the Outperformance Hurdle (as defined below) over a three (3) year performance period. The term "Outperformance Hurdle" shall mean a rate of total return to shareholders (“TRS”) determined by the Committee in its sole discretion, which shall not be less than 36% over the three (3) year performance period on a simple non-cumulative basis.

(b) Outperformance Awards may be granted under this Section of the Plan to designated members of the Company’s senior management team based on such terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Section and may be designed to comply with Section 162(m) of the Code.

(c) The aggregate value of the Outperformance Awards may not exceed the lesser of: (i) an amount equal to 10% of the amount by which TRS exceeds the Outperformance Hurdle or (ii) $30 million.

(d) Earned Outperformance Awards shall be paid in the form of Stock, which may be subject to additional vesting requirements, as the Committee shall determine. Subject to the restrictions stated in the applicable Award Agreement, the Participant shall have, with respect to Awards of Stock (whether vested or

7

unvested), all of the rights of a stockholder of the Company, including the right to vote the Stock and the right to receive any cash or stock dividends on such Stock. The Company may require that the stock certificates evidencing Outperformance Awards granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Outperformance Awards, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

5.6 Automatic Non Officer Director Awards.

(a) Non Officer Director Restricted Stock Awards. On the first business day after the first annual stockholders’ meeting of the Company in 2007, and on the first business day after each such annual meeting of the Company thereafter during the term of the Plan, each Person who is a Non Officer Director at the time of such meeting shall be granted such amount of shares of Restricted Stock or restricted stock units as determined by the Committee prior to the applicable annual shareholders’ meeting (each restricted stock award or restricted stock unit award, a “Non Officer Director Award”). A Non-Officer Director shall not transfer or otherwise dispose of his Non Officer Director Award prior to the lapsing of restrictions and unless he is a member of the Board as of such date of lapse. One-half of the shares subject to each Non Officer Director Award shall not be subject to a risk of forfeiture on the date of grant, and the other one-half of the shares shall be subject to a risk of forfeiture for one year from the date of grant. In addition, the Non Officer Director shall not be able to sell, assign, transfer, pledge, hypothecate or otherwise dispose of any of the shares subject to each Non Officer Director Award for one year from the date of grant.

(b) [Reserved]

(c) Award Agreements. Each recipient of a Non Officer Director Award shall enter into an Award Agreement with the Company, which agreement shall set forth, among other things, the number of shares subject to, and the transfer restrictions of, each Non Officer Director Award, which provisions shall not be inconsistent with the terms of this Section 5.6 and Section 6.1 hereof. The Award Agreement with respect to such Non Officer Director Award shall also set forth such other terms and conditions with respect to the award as the Committee may determine.

5.7 Other Awards. The Committee may from time to time grant other Stock based and non Stock based Awards under the Plan, including without limitation those Awards pursuant to which shares of Stock are or may in the future be acquired, Awards denominated in shares of Stock, securities convertible into shares of Stock, restricted share units, performance units, phantom securities, dividend equivalent rights, any other equity-based incentive award and cash. Other Stock-based Awards may be granted as free-standing awards or in tandem with other awards under the Plan. The Committee shall determine the terms and conditions of such other Stock, Stock-based and non-Stock-based Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan.

5.8 Prohibition on Re-Pricing. Notwithstanding anything to the contrary contained herein, without the approval of a majority of the Company’s shareholders (i) no Stock Option or Stock Appreciation Right issued hereunder may be amended to reduce the exercise price thereof below the exercise price of such Stock Option or Stock Appreciation Right on the date of grant and (ii) no Stock Option or Stock Appreciation Right may be granted in exchange for the cancellation or surrender of a Stock Option or Stock Appreciation Right having a lower exercise price.

SECTION 6

AWARD AGREEMENTS

Each Award under this Plan shall be evidenced by an Award Agreement setting forth the number of shares of Stock or other securities, and such other terms and conditions applicable to the Award (and not inconsistent with this Plan) as are determined by the Committee.

8

6.1 Terms of Award Agreements. Award Agreements shall include the following terms:

Term. The term of each Award (as determined by the Committee); provided that, no Award shall be exercisable more than ten years after the date such Award is granted;

Exercise Price. The exercise price per share of Stock purchasable under an Award (as determined by the Committee in its sole discretion at the time of grant); provided that, the exercise price shall not be less than the par value of the shares of Stock; provided, further, that Awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, shall not be less than 100% of the Fair Market Value of the share of Stock on such date; provided further, with respect to Stock Options, the exercise price shall not be less than 100% of Fair Market Value.

Exercisability. Provisions regarding the exercisability of Awards (which shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant);

Method of Exercise. Provisions describing the method of exercising Awards;

Termination of Employment or Service: Provisions describing the treatment of an Award in the event of the retirement, disability, death or other termination of a Participant’s employment or service with the Company, including but not limited to, terms relating to the vesting, time for exercise, forfeiture and cancellation of an Award in such circumstances;

Rights as Stockholder: A provision that a Participant shall have no rights as a stockholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Sections 3.3 and 5.3 hereof, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment, in which case, grants of dividend equivalents or similar rights shall not be considered to be a grant of any other stockholder right;

Nontransferability. A provision that, except under the laws of descent and distribution, as permitted by Rule 701 of the Securities Act, if applicable, or as permitted by the Administrator in its sole discretion, the Participant shall not be permitted to sell, transfer, pledge or assign any Award, and all Awards shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that the Participant shall be permitted to transfer one or more Stock Options to a trust controlled by the Participant during the Participant’s lifetime for estate planning purposes; and

Other Terms. Such other terms as are necessary and appropriate to effectuate an Award to the Participant, including but not limited to, (1) vesting provisions, (2) deferral elections, (3) any requirements for continued employment or service with the Company, (4) any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, (5) effect on the Award of a Change in Control, (6) the right of the Company and such other persons as the Committee shall designate (“Designees”) to repurchase from a Participant, and such Participant’s permitted transferees, all shares of Stock issued or issuable to such Participant in connection with an Award in the event of such Participant’s termination of employment or service, (7) rights of first refusal granted to the Company and Designees, if any, (8) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company and (9) any other terms and conditions which the Committee shall deem necessary and desirable.

6.2 Replacement, Substitution, and Reloading. Award Agreements may also include provisions permitting the replacement or substitution of outstanding Awards or securities held by the Participant in order to exercise or realize rights under other Awards, or in exchange for the grant of new Awards under similar or different terms, and for the grant of reload Stock Options upon exercise of outstanding Stock Options.

SECTION 7

[RESERVED]

9

SECTION 8

AMENDMENT AND TERMINATION

The Board may at any time and from time-to-time alter, amend, suspend or terminate the Plan in whole or in part; provided that, no amendment that requires stockholder approval in order for the Plan to comply with a rule or regulation deemed applicable by the Committee shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award or Loan theretofore granted under the Plan.

SECTION 9

UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 10

GENERAL PROVISIONS

10.1 Securities Laws Compliance. Shares of Stock shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act. The issuance of shares of Stock underlying Awards to natural Persons in accordance with the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701. Nothing contained herein shall be construed to prohibit the Company from relying on any other exemption from registration to which it may be entitled under the Securities Act in connection with the issuance of shares of Stock underlying Awards in accordance with the Plan.

10.2 Certificate Legends. The Committee may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares of Stock subject thereto without a view to distribution thereof. The certificates for such Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

10.3 Transfer Restrictions. All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

10.4 Company Actions; No Right to Employment. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is necessary and desirable; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee, consultant or advisor of the Company any

10

right to continued employment or service with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its employees, consultants or advisors at any time.

10.5 Payment of Taxes. Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

SECTION 11

EFFECTIVE DATE OF PLAN

The Board adopted the Plan on April 13, 2007, and the stockholders of the Company approved the Plan on May     , 2007. The Plan became effective on May     , 2007 (the “Effective Date”).

SECTION 12

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

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Appendix B

JER INVESTORS TRUST INC.

NONQUALIFIED STOCK OPTION AND INCENTIVE AWARD PLAN

(MANAGER ONLY)

Adopted on May     , 2007

i

JER INVESTORS TRUST INC.

NONQUALIFIED STOCK OPTION AND INCENTIVE AWARD PLAN

(MANAGER ONLY)

SECTION 1

PURPOSE OF PLAN; DEFINITIONS

1.1 Purpose. The purpose of the Manager Plan is to compensate the Manager for its successful efforts in raising capital for the Company and to provide performance-based compensation in order to provide incentive to the Manager to enhance the value of the Company’s Stock and to benefit the Company’s stockholders by encouraging high levels of performance by Persons whose performance is a key element in achieving the Company’s continued success.

1.2 Definitions. To the extent not defined herein, all capitalized terms shall have the meaning ascribed in the JER Investors Trust Nonqualified Stock Option and Incentive Award Plan (the “Non-Manager Plan”).

SECTION 2

ADMINISTRATION

2.1 Administration. This JER Investors Trust Nonqualified Stock Option and Incentive Award Plan (Managers Only) (the “Manager Plan”) shall be administered in accordance with the requirements of Rule 16b-3 under the Exchange Act, by the Board or, at the Board’s sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

2.2 Duties and Powers of the Committee. The Committee shall have the power and authority to grant Awards to the Participants pursuant to the terms of the Manager Plan, and, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Manager Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Manager Plan and any Award issued under the Manager Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Manager Plan.

In particular, the Committee shall have the authority to determine, in a manner consistent with the terms of the Manager Plan:

(a) subject to Section 3 hereof, the number of shares of Stock to be covered by and the vesting schedule of each Stock Option granted hereunder;

(b) the terms and conditions of any Award granted hereunder, including the waiver or modification of any such terms or conditions, consistent with the provisions of the Manager Plan (including, but not limited to, Section 8 hereof); and

(c) the terms and conditions which shall govern all the Award Agreements, including the waiver or modification of any such terms or conditions.

2.3 Majority Rule. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

2.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee may receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities that members of the Committee or Board may incur in connection with the administration of this Manager Plan

1

shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Board, the Company and any officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Manager Plan or any Award, and all members of the Committee and Board shall be fully protected and indemnified to the fullest extent permitted by law, by the Company, in respect of any such action, determination or interpretation.

SECTION 3

STOCK SUBJECT TO PLAN

3.1 Number and Source of Shares. Unless the Plan is subsequently amended, the number of shares of Stock reserved and available for issuance at any time under the Manager Plan shall be limited to the number of shares of Stock reserved and available for issuance under the Non-Manager Plan. The Stock which may be issued pursuant to an Award under the Manager Plan may be treasury Stock, authorized but unissued Stock, or Stock acquired, subsequently or in anticipation of the transaction, in the open market to satisfy the requirements of the Manager Plan. Awards may consist of any combination of such Stock, or, at the election of the Company, cash.

3.2 Unrealized Awards. Subject to the limitations set forth in the last sentence of Section 3.1 hereof, if any shares of Stock subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires with or without a distribution of shares to the Participant, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for grants under the Manager Plan. In addition, if any shares of Stock are tendered in payment or satisfaction of the exercise price of any Award or the withholding obligation with respect to any Award, such shares of Stock shall again be available for grants under the Manager Plan.

3.3 Adjustment of Awards. Upon the occurrence of any event which affects the shares of Stock in such a way that an adjustment of outstanding Awards is appropriate in order to prevent the dilution or enlargement of rights under the Awards (including, without limitation, any extraordinary dividend or other distribution (whether in cash or in kind), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event), the Committee shall make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of shares of Stock (or other securities) which may thereafter be issued in connection with such outstanding Awards and adjustments to any exercise price specified in the outstanding Awards and shall also make appropriate equitable adjustments to the number and kind of shares of Stock (or other securities) authorized by or to be granted under the Manager Plan. Such other substitutions or adjustments shall be made respecting Awards hereunder as may be determined by the Committee, in its sole discretion. In connection with any event described in this paragraph, the Committee may provide, in its discretion, for the cancellation of any outstanding Award and payment in cash or other property in exchange therefor, equal to the difference, if any, between the Fair Market Value of the Stock or other property subject to the Award, and the exercise price, if any. Unless the Committee determines otherwise, if (i) a Change in Control occurs; (ii) some or all of the outstanding Awards are not cancelled pursuant to the preceding sentence; and (iii) within the 24-month period following the Change in Control, the Company (or, if applicable, its Affiliate) terminates the services of the Manager other than for "Cause" (which term shall be defined in the Award Agreement), any then outstanding Award shall, immediately prior to such termination, become fully vested and, to the extent applicable, exercisable.

2

SECTION 4

ELIGIBILITY

So long as the Manager is performing services for the Company, the Manager shall be eligible for Awards under the Manager Plan. Additional Participants who are non-natural persons may be selected from time to time by the Committee, in its sole discretion, to participate in the Manager Plan and the Committee shall determine, in its sole discretion, the number of shares covered by each Award.

SECTION 5

AWARDS

Awards may include, but are not limited to, those described in this Section 5. The Committee may grant Awards singly or in combination with other Awards, as the Committee may in its sole discretion determine. Subject to the other provisions of this Manager Plan, Awards may also be granted in combination or in replacement of, or as alternatives to, grants or rights under this Manager Plan and any other employee (or director) benefit or compensation plan of the Company.

5.1 Stock Options. A Stock Option is a right to purchase a specified number of shares of Stock, at a specified price during such specified time as the Committee shall determine.

(a) A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares of Stock to be purchased; provided, however, that subsequent to the grant of any Stock Option, the Committee may, at any time before complete termination of such Stock Option, accelerate, in its discretion, the time or times at which such Stock Option may be exercised in whole or in part (without reducing the term of such Stock Option). All Award Agreements shall provide for a minimum vesting period of at least one (1) year (subject to such shorter vesting periods expressly set forth herein (i.e. upon certain Changes in Control)).

(b) Each Option, to the extent that the applicable optionee has not had a Termination of Service and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the applicable Award Agreement. Unless otherwise provided in the Award Agreement or herein, no Option (or portion thereof) shall ever be exercisable if the optionee has a Termination of Service before the time at which such Option (or portion thereof) would otherwise have become exercisable, and any Option that would otherwise become exercisable after such Termination of Service shall not become exercisable and shall be forfeited upon such termination.

(c) [Reserved]

(d) The Committee shall determine, in its sole discretion, the exercise price of each Stock Option, which price shall be at least 100% of the Fair Market Value of the share of Stock subject to such Stock Option on the date of grant.

(e) The exercise price of a Stock Option may be paid in cash or its equivalent, by certified or bank check, by delivery of a promissory note or other instrument acceptable to the Committee, as determined by the Committee. As determined by the Committee, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Committee, or (ii) in the form of unrestricted Stock already owned by the Participant which has a Fair Market Value on the date of surrender equal to the aggregate option price of the Stock as to which such Stock Option shall be exercised. No fractional shares of Stock will be issued or accepted.

5.2 Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon surrender of the right, an amount payable in cash or shares of Stock or a combination of the foregoing under such terms and conditions

3

as the Committee shall determine. The amount payable in cash or shares of Stock with respect to each right shall be equal in value to a percentage (up to and including 100%) of the amount by which the Fair Market Value per share of Stock on the exercise date exceeds the Fair Market Value per share of Stock on the date of grant of the Stock Appreciation Right. The applicable percentage shall be established by the Committee. The Award Agreement may state whether the purchase amount payable is to be paid wholly in cash, wholly in shares of Stock or in any combination of the foregoing; if the Award Agreement does not so state the manner of payment, the Committee shall determine such manner of payment at the time of payment. The amount payable in shares of Stock, if any, is determined with reference to the Fair Market Value per share of Stock on the date of exercise.

5.3 Restricted Stock. Restricted Stock is Stock that is issued to a Participant and is subject to such terms, conditions and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment or service under certain specified conditions. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. Subject to the restrictions stated in this Section 5.3 and in the applicable Award Agreement, the Participant shall have, with respect to Awards of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Stock. The Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

5.4 Performance Awards. Performance Awards may be granted under this Manager Plan from time to time based on such terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Manager Plan. Performance Awards are Awards which are contingent upon the performance of all or a portion of the Company and/or its subsidiaries and/or which are contingent upon the individual performance of a Participant. Performance Awards may be in the form of performance units, performance shares and such other forms of Performance Awards as the Committee shall determine. The Committee shall determine the performance measurements and criteria for such Performance Awards, which shall be based on one or more of the following: earnings, cash flow, customer satisfaction, revenues, financial return ratios, market performance, shareholder return and/or value, operating profits (including EBITDA), net profits, earnings per share, profit returns and margins, stock price, working capital, and changes between years or periods that are determined with respect to any of the above-listed performance criteria. The performance period may extend over one to five calendar years, and may overlap one another. Performance criteria may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. The formula for any such award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss, and will be based on accounting rules and related Company accounting policies and practices in effect on the date these awards are approved by the Committee. The Company may require that the stock certificates evidencing Performance Awards granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Performance Awards, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

5.5 [Reserved]

5.6 [Reserved]

5.7 Other Awards. The Committee may from time to time grant other Stock based and non Stock based Awards under the Manager Plan, including without limitation those Awards pursuant to which shares of Stock

4

are or may in the future be acquired, Awards denominated in shares of Stock, securities convertible into shares of Stock, restricted share units, performance units, phantom securities, dividend equivalent rights, any other equity-based incentive award and cash. Other Stock-based Awards may be granted as free-standing awards or in tandem with other awards under the Manager Plan. The Committee shall determine the terms and conditions of such other Stock, Stock-based and non-Stock-based Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Manager Plan.

5.8 Prohibition on Re-Pricing. Notwithstanding anything to the contrary contained herein, without the approval of a majority of the Company’s shareholders (i) no Stock Option or Stock Appreciation Right issued hereunder may be amended to reduce the exercise price thereof below the exercise price of such Stock Option or Stock Appreciation Right on the date of grant and (ii) no Stock Option or Stock Appreciation Right may be granted in exchange for the cancellation or surrender of a Stock Option or Stock Appreciation Right having a lower exercise price.

SECTION 6

AWARD AGREEMENTS

Each Award under this Manager Plan shall be evidenced by an Award Agreement setting forth the number of shares of Stock or other securities, and such other terms and conditions applicable to the Award (and not inconsistent with this Manager Plan) as are determined by the Committee.

6.1 Terms of Award Agreements. Award Agreements shall include the following terms:

Term. The term of each Award (as determined by the Committee); provided that, no Award shall be exercisable more than ten years after the date such Award is granted;

Exercise Price. The exercise price per share of Stock purchasable under an Award (as determined by the Committee in its sole discretion at the time of grant); provided that, the exercise price shall not be less than the par value of the shares of Stock; provided, further, that Awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, shall not be less than 100% of the Fair Market Value of the share of Stock on such date; provided further, with respect to Stock Options, the exercise price shall not be less than 100% of Fair Market Value.

Exercisability. Provisions regarding the exercisability of Awards (which shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant);

Method of Exercise. Provisions describing the method of exercising Awards;

Termination of Service: Provisions describing the treatment of an Award in the event of the termination of a Participant’s service with the Company, including but not limited to, terms relating to the vesting, time for exercise, forfeiture and cancellation of an Award in such circumstances;

Rights as Stockholder: A provision that a Participant shall have no rights as a stockholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Sections 3.3 and 5.3 hereof, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment, in which case, grants of dividend equivalents or similar rights shall not be considered to be a grant of any other stockholder right;

Nontransferability. A provision that, except as permitted by the Administrator in its sole discretion, the Participant shall not be permitted to sell, transfer, pledge or assign any Award, and all Awards shall be exercisable only by the Participant; and

Other Terms. Such other terms as are necessary and appropriate to effectuate an Award to the Participant, including but not limited to, (1) vesting provisions, (2) deferral elections, (3) any requirements for

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continued service with the Company, (4) any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, (5) effect on the Award of a Change in Control, (6) the right of the Company and Designees to repurchase from a Participant, and such Participant’s permitted transferees, all shares of Stock issued or issuable to such Participant in connection with an Award in the event of such Participant’s termination of service, (7) rights of first refusal granted to the Company and Designees, if any, (8) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company and (9) any other terms and conditions which the Committee shall deem necessary and desirable.

6.2 Replacement, Substitution, and Reloading. Award Agreements may also include provisions permitting the replacement or substitution of outstanding Awards or securities held by the Participant in order to exercise or realize rights under other Awards, or in exchange for the grant of new Awards under similar or different terms, and for the grant of reload Stock Options upon exercise of outstanding Stock Options.

SECTION 7

[RESERVED]

SECTION 8

AMENDMENT AND TERMINATION

The Board may at any time and from time-to-time alter, amend, suspend or terminate the Manager Plan in whole or in part; provided that, no amendment that requires stockholder approval in order for the Manager Plan to comply with a rule or regulation deemed applicable by the Committee shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award or Loan theretofore granted under the Manager Plan.

SECTION 9

UNFUNDED STATUS OF PLAN

The Manager Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 10

GENERAL PROVISIONS

10.1 Securities Laws Compliance. Shares of Stock shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Nothing contained herein shall be construed to prohibit the Company from relying on any other exemption from registration to which it may be entitled under the Securities Act in connection with the issuance of shares of Stock underlying Awards in accordance with the Manager Plan.

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10.2 Certificate Legends. The Committee may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares of Stock subject thereto without a view to distribution thereof. The certificates for such Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

10.3 Transfer Restrictions. All certificates for shares of Stock delivered under the Manager Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

10.4 Company Actions; No Right to Employment. Nothing contained in the Manager Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is necessary and desirable; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Manager Plan shall not confer upon any Participant any right to continued service with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the service of any of its consultants or advisors at any time.

10.5 Payment of Taxes. Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Manager Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

SECTION 11

EFFECTIVE DATE OF PLAN

The Board adopted the Manager Plan on February 21, 2007, and the stockholders of the Company approved the Manager Plan on May     , 2007. The Manager Plan became effective on May     , 2007 (the “Effective Date”).

SECTION 12

TERM OF PLAN

No Award shall be granted pursuant to the Manager Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

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FORM OF PROXY CARD

JER INVESTORS TRUST INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2007

The undersigned stockholder of JER Investors Trust Inc., a Maryland corporation (the “Company”), hereby appoints Daniel T. Ward and Tae-Sik Yoon, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held on May 30, 2007 at 11:00 a.m. local time, at The Hilton McLean, 7920 Jones Branch Drive, McLean, Virginia 22102 and any postponements or adjournments thereof, and to vote all shares of voting securities of the Company which the undersigned would be entitled to vote if personally present thereat, with all powers that the undersigned would have if personally present thereat.

This proxy, when properly executed, will be voted in the manner directed on the reverse side. If this proxy is executed but no instruction is given, this proxy will be voted “FOR” all nominees listed in Proposal 1 and “FOR” Proposals 2, 3 and 4. The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

*************

ANNUAL MEETING OF STOCKHOLDERS OF

JER INVESTORS TRUST INC.

Please date, sign and mail your proxy card in the envelope provided as soon as possible

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1, AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

Proposal 1.	Election of directors to serve on the Board of Directors or JER Investors Trust Inc. (the “Company”).

Nominees:
Joseph E. Robert, Jr.	o
Keith W. Belcher	o
Daniel J. Altobello	o
Peter D. Linneman	o
W. Russell Ramsey	o
Frank J. Caufield	o
James V. Kimsey	o

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)
☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here

Proposal 2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 3.	Approval of an amendment to the Company’s Nonqualified Stock Incentive Plan and Award Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4.	Approval of the adoption of the Nonqualified Stock Incentive Plan and Award Plan for Manager Only.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 5.	To vote and otherwise represent the undersigned on any other matter that properly comes before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

This proxy, when properly executed, will be voted in the manner directed below. If this proxy is executed but no instruction is given, this proxy will be voted “FOR” all nominees listed in Proposal 1 and “FOR” Proposals 2, 3 and 4. The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

The undersigned hereby acknowledges receipt of the Company’s Annual Report to Stockholders for fiscal year ended December 31, 2006 and the accompanying Notice of Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth above.

Signature of Stockholder	Date	Signature of Stockholder	Date

Note: Please sign exactly as your name or name(s) appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in authorization name by authorized person.